UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

AllianzGI Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2018

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

January 31, 2018

ACV
LISTED
NYSE

NIE
LISTED
NYSE

NFJ
LISTED
NYSE

Allianz
Global Investors

Table of Contents

2–3	Letter from the President
4–12	Fund Insights
13–15	Performance & Statistics
16–51	Schedules of Investments
52	Statements of Assets and Liabilities
53	Statements of Operations
54–55	Statements of Changes in Net Assets
56	Statement of Cash Flows
57–59	Financial Highlights
60–78	Notes to Financial Statements
79–80	Report of Independent Registered Public Accounting Firm
81	Tax Information
82–83	Annual Shareholder Meeting Results
84–88	Proxy Voting Policies & Procedures/Changes in Investment Policy
89–92	Privacy Policy
93–95	Dividend Reinvestment Plan
96–98	Board of Trustees
99–100	Fund Officers

January 31, 2018 | Annual Report 1

Letter from the President

Dear Shareholder:

The US economy continued to expand during the twelve-month fiscal reporting period ended January 31, 2018. This trend also occurred outside the US, and global inflation remained well-contained. Against this backdrop, US and international equities generated very strong results. Elsewhere, the US bond market posted a positive return during the reporting period.

For the twelve-month reporting period ended January 31, 2018

¡  AllianzGI Diversified Income & Convertible Fund returned 21.03% on net asset value (“NAV”) and 26.13% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned 21.81% on NAV and 24.96% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 12.45% on NAV and 12.92% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the twelve-month period ended January 31, 2018, the Russell 3000 Index, a broad measure of US stock market performance, gained 25.15%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 17.20%; and the Russell 1000 Growth Index, a measure of growth style stocks, gained 34.89%. Convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 14.18%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 1.4% during the first quarter of 2017. GDP growth then improved to an annualized pace of 3.1% and 3.2% during the second and third quarters of 2017, respectively. Finally, the Commerce Department’s second estimate – released after the reporting period had ended – showed that GDP grew at an annualized pace of 2.5% for the fourth quarter of 2017.

The US Federal Reserve (the “Fed”) raised interest rates three times during the reporting period: in March, June and December 2017. With the rate hike in December, the federal funds rate moved to a range between 1.25% and 1.50%. Meanwhile, in October 2017 the Fed started to gradually reduce its balance sheet – a process that will likely take several years. The Fed’s actions during the fiscal year were well telegraphed and there were minimal market disruptions.

2 Annual Report | January 31, 2018

Outlook

Since the depths of the global financial crisis, central banks have supported financial markets and the economies they serve through expansionary monetary policies, increasing their balance sheets to previously unheard-of sizes. In our opinion, the strong growth in corporate profits and diminishing fears of deflation show that this approach has worked, and central banks will be careful not to stifle current gains.

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So, while we anticipate the scale of central bank support will diminish in 2018 – led by the Fed – we expect the overall shift to be slow and the precise actions to vary from one central bank to the next. In our view, interest rates will stay low overall in 2018. Consequently, we believe investors should continue to keep a careful eye on inflation, particularly because official data appear to understate rises in real-world costs. In addition to macroeconomic considerations, we feel several dominant investment themes, including geopolitical risk and business disruption, will persist in 2018.

Following muted conditions for much of last year, we have seen increased market volatility during the first quarter of 2018. This does not appear to be driven by a change in underlying market fundamentals, but rather driven by concerns that improving economic growth may trigger an uptick in inflation and more aggressive monetary policy tightening by the Fed.

Against this backdrop, we will continue to use our fundamental research and insights – and our strong global network – to help our clients balance risk and reward. Where appropriate, we will also seek to capitalize on volatility spikes and prepare to trim exposure to risky assets if cyclical data start to lose momentum.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Thomas J. Fuccillo

President & Chief Executive Officer

January 31, 2018 | Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2017 through January 31, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended January 31, 2018, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 21.03% on net asset value (“NAV”) and 26.13% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 34.89%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Quality Index, returned 14.18%; and high yield bonds, as reflected by the ICE BofA Merrill Lynch High Yield Master II Index, returned 6.74%.

Market Environment

Several factors influenced large-cap equities, convertible securities and high-yield bonds throughout the reporting period, including constructive economic trends, corporate fundamentals, the US Federal Reserve’s (the “Fed”) actions and commentary, tax reform and rising commodity prices.

Strong US economic trends supported the market over the reporting period. Higher housing prices helped push household wealth higher. Key manufacturing and service surveys signaled ongoing expansion. Stronger consumer spending and steady job gains supported gross domestic product (“GDP”) growth. Headline inflation eased in December but core inflation rose.

Credit trends showed sustained improvement during the reporting period as most high-yield bond and convertible bond issuers reported financial results that met or exceeded expectations. In particular, net leverage and interest coverage for the high-yield market were better quarter-over-quarter. Large-cap equities reported consecutive quarters of year-over-year earnings growth.

The Fed increased its benchmark interest rate three times in 2017, ending the year at a range of 1.25% to 1.50%. The Fed also began to trim its balance sheet holdings, which started with a $10 billion reduction in October.

All three markets also benefited from optimism tied to tax reform progress and the resulting expectation of greater corporate profitability. The Tax Cuts and Jobs Act included several positive elements such as a reduction in the corporate tax rate and the immediate expensing of capital expenditures. On balance, the prospect of US companies capturing tax savings lifted investor sentiment.

Crude oil prices rose and ended the reporting period at levels not seen since 2014 benefitting energy- and commodity-related issuers.

4 Annual Report | January 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

The trend of subdued volatility continued to persist throughout the 2017 calendar year. The Chicago Board Options Exchange Volatility Index (“CBOE VIX”) averaged 11.10 for the calendar year. During the reporting period, the CBOE VIX hit long-term lows multiple times and troughed intra-day with a sub-9 reading near the Christmas holiday.

Portfolio Specifics

The Fund was a natural beneficiary of the increased risk appetite across three key asset classes: equities, convertible bonds and high yield bonds. In addition to providing a strong total return, the Fund also provided a high level of income over the reporting period.

In the equity sleeve, health care, information technology, and industrials sectors helped relative performance. Conversely, the consumer discretionary, consumer staples, and energy sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were financials, consumer discretionary, and transportation. On the other hand, information technology, energy, and telecommunications sectors pressured relative performance.

In the high yield sleeve, industries that aided relative performance were health care, retail, and financial services. In contrast, energy, telecommunications, and support-services hampered relative performance.

For the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums. The number of equities with a covered call structure remained low given the subdued equity volatility backdrop and resulting opportunity set.

Outlook

At fiscal year end, US stock markets were trading near all-time highs and interest rates were above their prior lows on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

We believe the US economy will expand at a moderate pace in 2018 given favorable economic indicators exiting 2017. Corporate profits have accelerated and based on bottom-up estimates, we believe earnings are poised to trend higher throughout 2018.

In addition, US monetary policy continues to be modestly accommodative with the Fed and new Chair Jerome Powell expected to take a gradual approach toward policy adjustments.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2017 through January 31, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

January 31, 2018 | Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

For the twelve-month period ended January 31, 2018, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 21.81% on net asset value (“NAV”) and 24.96% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 34.89%; and convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 14.18%.

Market Environment

Several factors influenced equities and convertible bonds throughout the reporting period, including constructive economic trends, corporate fundamentals, the US Federal Reserve’s (the “Fed”) actions and commentary, tax reform and rising commodity prices.

Strong US economic trends supported the market over the reporting period. Higher housing prices helped push household wealth higher. Key manufacturing and service surveys signaled ongoing expansion. Stronger consumer spending and steady job gains supported gross domestic product (“GDP”) growth. Headline inflation eased in December but core inflation rose.

Credit trends showed sustained improvement during the reporting period as most convertible bond issuers reported financial results that met or exceeded expectations. Large-cap equities reported consecutive quarters of year-over-year earnings growth.

The Fed increased its benchmark interest rate three times in 2017, ending the year at a range of 1.25% to 1.50%. The Fed also began to trim its balance sheet holdings, which started with a $10 billion reduction in October.

The convertible and equity markets also benefited from optimism tied to tax reform progress and the resulting expectation of greater corporate profitability. The Tax Cuts and Jobs Act included several positive elements such as a reduction in the corporate tax rate and the immediate expensing of capital expenditures. On balance, the prospect of US companies capturing tax savings lifted investor sentiment.

Crude oil prices rose and ended the reporting period at levels not seen since 2014, benefitting energy- and commodity-related issuers.

The trend of subdued volatility continued to persist throughout the 2017 calendar year. The Chicago Board Options Exchange Volatility Index (“CBOE VIX”) averaged 11.10 for the calendar year. During the reporting period, the CBOE VIX hit long-term lows multiple times and troughed intra-day with a sub-9 reading near the Christmas holiday.

Portfolio Specifics

The Fund was a natural beneficiary of the increased risk appetite across two key asset classes: equities and convertible bonds. In addition to providing a strong total return, the

6 Annual Report | January 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

Fund also provided a high level of income over the reporting period.

In the equity sleeve, health care, industrials, and real estate sectors helped relative performance. Conversely, the energy, consumer discretionary, and consumer staples sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were energy, materials, and consumer discretionary. On the other hand, information technology, health care, and media pressured relative performance.

For the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums. The number of equities with a covered call structure remained low given the subdued equity volatility backdrop and resulting opportunity set.

Outlook

At fiscal year end, US stock markets were trading near all-time highs and interest rates were above their prior lows on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

We believe the US economy will expand at a moderate pace in 2018 given favorable economic indicators exiting 2017. Corporate profits have accelerated and based on bottom-up estimates, earnings are poised to trend higher throughout 2018.

In addition, US monetary policy continues to be modestly accommodative with the Fed and new Chair Jerome Powell expected to take a gradual approach toward policy adjustments.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2017 through January 31, 2018, as provided by the Value Equity, US team.

For the twelve-month period ended January 31, 2018, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 12.45% on net asset value (“NAV”) and 12.92% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, advanced 17.20%; and convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 14.18%.

Market Environment

The twelve-month period ended January 31, 2018 was a robust period for US equities, with major indices touching a series of fresh peaks and the S&P 500 Index up more than 26%. Share prices were buoyed by better-than-expected company earnings, renewed

January 31, 2018 | Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

merger and acquisition activity, and optimism over the prospects for tax reform. In December, the Senate finally approved plans for $1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades. Despite the temporary shocks caused by hurricanes Harvey and Irma in late August and early September, US economic activity was robust. After annualized growth of 1.4% in the first quarter, US gross domestic product (“GDP”) expanded at annualized rates of 3.1% in the second quarter, 3.2% in the third quarter, and 2.5% in the fourth quarter. This placed the economy on track to expand at the fastest pace in 2017 than at any time since 2005. The momentum appeared to be continuing into the final quarter of the year, with more than 200,000 jobs added in each of October and November. The reporting period ended with a temporary government shutdown and rising bond yields, though better-than-expected corporate earnings and optimism that tax reform would further uplift US company profits helped US equities overcome these hurdles.

The US Federal Reserve (the “Fed”) continued to gradually normalize monetary policy, announcing it would start to reduce the $4.5 trillion of Treasury bonds and mortgage-backed securities it amassed through its quantitative easing programs. As widely expected, the Fed raised interest rates three times, in March, June and December, increasing the federal funds interest rate to a range of 1.25% to 1.50%. It also maintained its forecasts for three further increases in 2018 followed by two in 2019. Jerome Powell assumed office as the Chair of the Fed in February 2018. Mr. Powell is expected to continue with the current policy of slowly normalizing rates.

Portfolio Specifics

In the equity sleeve, positive stock selection and sector allocation, albeit to a lesser degree, generated positive absolute and relative returns over the trailing twelve-month period. Selection was strong across the consumer staples, health care and industrials sectors, while holdings in the energy, financials and information technology sectors failed to keep pace with benchmark shares. Underweight exposures in real estate and financials boosted relative performance results over the reporting period. Conversely, overweight positions in the energy and telecommunication services sectors detracted from trailing twelve-month returns.

In the convertibles sleeve, sector allocations that helped relative performance during the period were materials, consumer discretionary, and consumer staples. In contrast, health care, information technology, and telecommunication sector exposure weighed on relative returns.

In the equity options sleeve, retaining call premiums proved difficult during the twelve-month period. The period was notable for US

8 Annual Report | January 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

equities, with major indices touching a series of fresh peaks and the S&P 500 Index delivering a return of approximately 26.4%. That momentum carried into the new year as better-than-expected company earnings, renewed merger and acquisition activity, and optimism over the prospects for tax reform continued. Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“CBOE VIX”), averaged just over 11.1 with a high of 17.3 during a brief stint in August. Overall, the 200 day moving average trended lower throughout the period, adversely affecting ability to collect premiums. The overall strong performance in equities resulted in our options positions expiring in-the-money, requiring cash assignments in excess of the premium collected or short covering in excess of premiums collected. The options portfolio as of January 31, 2018 consisted of single stock covered calls that are diversified by sector, strike and maturity.

Outlook

Last year marked another robust return period for US equities, with markets reaching all-time highs in 10 of 12 months in 2017. Much of these gains were sustained by remarkably low volatility across risk assets. Now in the midst of a nine-year bull market – the second longest in S&P 500 history – US investors have become sufficiently confident to place a large overweight on equities. At the end of December, stocks accounted for 72% of the average US retail investor’s holding – the most since April 2000. What do the equity markets have in store for investors?

With the Fed removing liquidity from the system, some global central banks beginning their tightening cycles (e.g. Bank of England, European Central Bank, and Bank of China), and tax reform now a reality, we believe that volatility may be on the horizon equity markets. Though the CBOE VIX ended the year at 11, its long term average is close to double that at 20.5. With interest rates beginning to move upward, investors may find themselves looking beyond equities to access sufficient portfolio returns. Increased volatility typically ushers in lower correlations and higher dispersions in risk assets, and active managers will be important resources to help investors sift through market winners and losers.

With the Fed on a normalization trajectory in 2018, it is also important to keep in mind that 10 of the last 13 Fed cycles post-World War II have ended in recession. Though history may not repeat itself, it often rhymes; and while untampered optimism could lead to overreach, supportive dynamics for market strength remain. From synchronized global growth to US tax reform to continued monetary accommodation and favorable domestic demographics, US equities could climb higher in 2018. After almost a decade in a seemingly complacent bull market, are investors and their portfolios prepared to weather increased volatility?

January 31, 2018 | Annual Report 9

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

Effective October 10, 2017, Dividend, Interest & Premium Strategy rescinded its non-fundamental policy regarding written call options on equity indices and adopted a new non-fundamental policy of writing (selling) covered call options on individual stocks held in the Fund’s Equity Component. The newly adopted non-fundamental policy of the Fund with respect to writing call options is set forth below:

The Fund normally employs a strategy of writing (selling) covered call options on the stocks held in the Fund’s Equity Component (the “Option Strategy”). It is expected that the Fund ordinarily will write call options on some or all of the individual stocks held in the Equity Component, depending on market conditions and other factors, and with respect to generally 70% or less of the value of each position. As the Fund writes covered call options over more of its equity portfolio, its ability to benefit from capital appreciation of its common stock holdings in the Equity Component becomes more limited. The extent of the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Fund’s shareholders. However, there is no assurance that the Option Strategy will achieve its objective.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund either the underlying security or any appreciation in the value of the underlying security above the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its Equity Component.

As part of the Option Strategy, the Fund will generally write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums,

10 Annual Report | January 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will typically only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual securities will ordinarily be covered by the Fund holding the underlying security in its portfolio throughout the term of the option. The Fund will generally not write options with respect to individual equity securities (other than ETFs, as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund will normally cover any options on equity indexes and ETFs either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which generally is taxable to individual shareholders at the lower rates applicable to long-term capital gain).

Certain risks associated with the Dividend, Interest & Premium Strategy’s new policy are set for the below:

The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its Option Strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or

January 31, 2018 | Annual Report 11

Fund Insights

AllianzGI Diversified Income & Convertible Fund/ AllianzGI Equity & Convertible Income Fund/ AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited) (continued)

unexpected events. The Fund’s ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its Equity Component, the Fund’s ability to benefit from capital appreciation of its common stock holdings becomes more limited.

Effective January 22, 2018, Diversified Income & Convertible revised its non-fundamental policy regarding written call options. Under the preexisting policy, covered call options were to be written on “approximately 30% to 80% of the Fund’s common stocks,” while the revised policy contemplates options written on “up to 80% of the Fund’s common stocks.” Certain additional changes were also implemented. The newly adopted non-fundamental policy of the Fund with respect to writing call options is set forth below:

The Fund expects to normally employ a strategy of writing (selling) covered call options on the stocks held in its portfolio (the “Option Strategy”). The Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to up to approximately 70% of the value of each position. The Fund will normally write covered call options on up to 80% of the Fund’s common stocks, with the percentage varying from time to time, depending on market conditions and other factors. The Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors, and the Fund may determine not to employ the Option Strategy at all during certain periods.

We believe our dividend and value-oriented equity portfolios have the potential to provide additional protection when investing in equities. Our dividend focus, for example, positions our portfolios with an inherent advantage relative to the benchmark, as dividends provide a tangible return and more predictable current income. Historical studies also suggest that dividend-paying stocks have exhibited less volatility than non-dividend paying securities. As US equity markets continue their meteoric rise, our team continues to identify investment opportunities with compelling valuations and stable earnings growth. Though we cannot predict when today’s bull market will run its course, we can design portfolios that seek attractive valuations that we believe will participate on the upside and aim to protect on the downside for our investors.

12 Annual Report | January 31, 2018

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	26.13%	21.03%
Commencement of Operations (5/27/15) to 1/31/18	5.97%	9.47%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 1/31/18	Market Price	$22.40
	NAV(2)	$23.88
NAV	Discount to NAV	-6.20%
Market Price	Market Price Yield(3)	8.95%
	Leverage Ratio(4)	29.97%

	Investment Allocation (as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared February 1, 2018) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at January 31, 2018.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

January 31, 2018 | Annual Report 13

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	24.96%	21.81%
5 Year	12.38%	11.16%
10 Year	8.19%	7.79%
Commencement of Operations (2/27/07) to 1/31/18	6.90%	7.58%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 1/31/18	Market Price	$22.08
	NAV(2)	$24.51
NAV	Discount to NAV	-9.91%
Market Price	Market Price Yield(3)	6.88%

	Investment Allocation (as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2018.

14 Annual Report | January 31, 2018

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	12.92%	12.45%
5 Year	5.96%	6.26%
10 Year	3.81%	4.12%
Commencement of Operations (2/28/05) to 1/31/18	4.34%	5.12%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 1/31/18	Market Price	$13.52
	NAV(2)	$15.32
NAV	Discount to NAV	-11.75%
Market Price	Market Price Yield(3)	0.55%

	Investment Allocation (as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2018.

January 31, 2018 | Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018

Principal Amount (000s)		Value
Convertible Bonds & Notes – 63.8%
	Aerospace & Defense – 0.4%
$740	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23	$931,924
	Auto Components – 1.4%
2,000	Horizon Global Corp., 2.75%, 7/1/22	1,650,910
1,670	Meritor, Inc., 3.25%, 10/15/37 (a)(b)	1,850,649
		3,501,559
	Auto Manufacturers – 1.8%
1,040	Navistar International Corp., 4.75%, 4/15/19	1,132,412
	Tesla, Inc.,
1,920	0.25%, 3/1/19 (g)	2,135,388
920	2.375%, 3/15/22	1,155,654
		4,423,454
	Biotechnology – 4.8%
	BioMarin Pharmaceutical, Inc. (g),
1,630	0.599%, 8/1/24	1,610,952
585	1.50%, 10/15/20	686,788
825	Dermira, Inc., 3.00%, 5/15/22 (a)(b)	938,815
2,135	Exact Sciences Corp., 1.00%, 1/15/25	2,087,996
1,800	Illumina, Inc., 0.50%, 6/15/21 (g)	2,181,902
1,285	Insmed, Inc., 1.75%, 1/15/25	1,231,730
1,270	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21 (g)	1,359,414
650	Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19 (g)	1,360,648
325	Novavax, Inc., 3.75%, 2/1/23 (a)(g)	219,375
		11,677,620
	Building Materials – 0.4%
990	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(b)	1,019,019
	Commercial Services – 1.8%
690	Euronet Worldwide, Inc., 1.50%, 10/1/44 (g)	915,382
595	LendingTree, Inc., 0.625%, 6/1/22 (a)(b)	1,096,805
905	Live Nation Entertainment, Inc., 2.50%, 5/15/19 (g)	1,219,743
590	Square, Inc., 0.375%, 3/1/22 (a)(b)(g)	1,239,460
		4,471,390
	Computers – 1.0%
505	Lumentum Holdings, Inc., 0.25%, 3/15/24 (a)(b)	541,663
1,875	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	1,833,356
		2,375,019
	Diversified Financial Services – 0.9%
1,435	Encore Capital Group, Inc., 3.25%, 3/15/22 (a)(b)(g)	1,589,026
675	PRA Group, Inc., 3.00%, 8/1/20 (g)	651,222
		2,240,248
	Electrical Equipment – 0.7%
	SunPower Corp. (g),
1,115	0.875%, 6/1/21	844,613
1,035	4.00%, 1/15/23	861,133
		1,705,746

16 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Electronics – 1.0%
$965	II-VI, Inc., 0.25%, 9/1/22 (a)(b)(g)	$1,091,282
1,450	OSI Systems, Inc., 1.25%, 9/1/22 (a)(b)	1,341,453
		2,432,735
	Energy-Alternate Sources – 1.1%
1,910	NextEra Energy Partners L.P., 1.50%, 9/15/20 (a)(b)	1,925,750
750	Pattern Energy Group, Inc., 4.00%, 7/15/20	753,694
3,615	SunEdison, Inc., 3.375%, 6/1/25 (d)(f)	81,337
		2,760,781
	Engineering & Construction – 0.7%
1,315	Dycom Industries, Inc., 0.75%, 9/15/21 (g)	1,752,548
	Equity Real Estate Investment Trusts (REITs) – 0.5%
1,025	Extra Space Storage L.P., 3.125%, 10/1/35 (a)(b)(g)	1,107,616
	Healthcare-Products – 2.3%
905	Hologic, Inc., 2.00%, 3/1/42 (g)	1,235,292
1,590	Insulet Corp., 1.375%, 11/15/24 (a)(b)(g)	1,688,324
1,125	Quidel Corp., 3.25%, 12/15/20	1,778,086
800	Wright Medical Group, Inc., 2.00%, 2/15/20	831,000
		5,532,702
	Healthcare-Services – 2.3%
730	Anthem, Inc., 2.75%, 10/15/42 (g)	2,485,985
700	Molina Healthcare, Inc., 1.125%, 1/15/20	1,577,566
1,440	Teladoc, Inc., 3.00%, 12/15/22 (a)(b)	1,671,948
		5,735,499
	Home Builders – 0.3%
660	KB Home, 1.375%, 2/1/19	803,991
	Insurance – 0.5%
1,510	AmTrust Financial Services, Inc., 2.75%, 12/15/44 (g)	1,329,460
	Internet – 5.8%
1,360	Altaba, Inc., zero coupon, 12/1/18 (g)	2,050,404
1,730	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)(g)	1,981,220
1,220	Palo Alto Networks, Inc., zero coupon, 7/1/19 (g)	1,788,001
1,310	Pandora Media, Inc., 1.75%, 12/1/20 (g)	1,161,314
1,325	Priceline Group, Inc., 0.90%, 9/15/21	1,592,486
600	VeriSign, Inc., 4.702%, 8/15/37 (g)	2,013,643
1,190	Wayfair, Inc., 0.375%, 9/1/22 (a)(b)	1,323,280
910	Weibo Corp., 1.25%, 11/15/22 (a)(b)	1,100,382
1,055	Zillow Group, Inc., 2.00%, 12/1/21	1,189,558
		14,200,288
	Iron/Steel – 0.5%
570	Allegheny Technologies, Inc., 4.75%, 7/1/22 (g)	1,159,972
160	Cleveland-Cliffs, Inc., 1.50%, 1/15/25 (g)	172,253
		1,332,225
	Lodging – 0.8%
930	Caesars Entertainment Corp., 5.00%, 10/1/24 (a)(g)	1,957,979

January 31, 2018 | Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Machinery-Diversified – 0.9%
$2,145	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)(g)	$2,326,853
	Media – 2.6%
	DISH Network Corp. (g),
1,450	2.375%, 3/15/24 (a)(b)	1,360,428
1,665	3.375%, 8/15/26	1,772,156
1,500	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)(g)	1,845,183
1,170	Liberty Media Corp., 1.00%, 1/30/23 (a)(b)	1,382,659
		6,360,426
	Metal Fabricate/Hardware – 0.7%
1,350	RTI International Metals, Inc., 1.625%, 10/15/19 (g)	1,596,645
	Miscellaneous Manufacturing – 0.4%
685	Trinity Industries, Inc., 3.875%, 6/1/36	1,003,702
	Oil, Gas & Consumable Fuels – 5.1%
580	Alon USA Energy, Inc., 3.00%, 9/15/18 (g)	769,271
580	Bristow Group, Inc., 4.50%, 6/1/23 (g)	715,690
885	Chesapeake Energy Corp., 5.50%, 9/15/26	813,034
1,685	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,531,074
2,620	Nabors Industries, Inc., 0.75%, 1/15/24 (a)(b)(g)	2,112,506
1,385	Oasis Petroleum, Inc., 2.625%, 9/15/23 (g)	1,472,833
1,400	Oil States International, Inc., 1.50%, 2/15/23 (a)(b)	1,437,160
765	PDC Energy, Inc., 1.125%, 9/15/21 (g)	767,737
1,690	SM Energy Co., 1.50%, 7/1/21 (g)	1,727,574
1,115	Weatherford International Ltd., 5.875%, 7/1/21 (g)	1,164,466
		12,511,345
	Pharmaceuticals – 3.8%
775	Array BioPharma, Inc., 2.625%, 12/1/24 (a)(b)(g)	970,733
650	Depomed, Inc., 2.50%, 9/1/21 (g)	542,978
880	DexCom, Inc., 0.75%, 5/15/22 (a)(b)(g)	834,255
1,345	Flexion Therapeutics, Inc., 3.375%, 5/1/24 (a)(b)(g)	1,530,268
1,360	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (g)	1,263,100
1,340	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (a)(b)	1,806,616
1,235	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (a)(b)	1,427,745
185	Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19 (a)(b)(g)	191,706
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C (g)	865,126
		9,432,527
	Pipelines – 0.7%
2,145	Cheniere Energy, Inc., 4.25%, 3/15/45 (g)	1,658,085
	Retail – 0.4%
870	RH, zero coupon, 6/15/19 (a)(b)	895,163
	Semiconductors – 5.8%
640	Advanced Micro Devices, Inc., 2.125%, 9/1/26 (g)	1,199,380
	Cypress Semiconductor Corp. (g),
745	2.00%, 2/1/23 (a)(b)	807,105
495	4.50%, 1/15/22	704,117

18 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Semiconductors (continued)
$1,560	Intel Corp., 3.25%, 8/1/39 (g)	$3,583,126
2,750	Microchip Technology, Inc., 1.625%, 2/15/27 (a)(b)	3,354,255
2,160	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G (g)	3,301,340
895	Teradyne, Inc., 1.25%, 12/15/23	1,370,041
		14,319,364
	Software – 10.3%
1,325	Citrix Systems, Inc., 0.50%, 4/15/19 (g)	1,758,698
1,450	Coupa Software, Inc., 0.375%, 1/15/23 (a)(b)	1,576,875
1,700	Envestnet, Inc., 1.75%, 12/15/19 (g)	1,829,423
900	Everbridge, Inc., 1.50%, 11/1/22 (g)	1,046,490
680	Medidata Solutions, Inc., 1.00%, 8/1/18	819,714
1,605	Nice Systems, Inc., 1.25%, 1/15/24	1,958,596
2,130	Nuance Communications, Inc., 1.25%, 4/1/25 (a)(b)(g)	2,251,022
1,095	Proofpoint, Inc., 0.75%, 6/15/20	1,492,494
1,880	PROS Holdings, Inc., 2.00%, 6/1/47 (a)(b)	1,713,020
1,640	RealPage, Inc., 1.50%, 11/15/22 (a)(b)	2,201,208
1,230	Salesforce.com, Inc., 0.25%, 4/1/18 (g)	2,106,263
2,185	ServiceNow, Inc., zero coupon, 6/1/22 (a)(b)	2,683,973
1,515	Verint Systems, Inc., 1.50%, 6/1/21 (g)	1,476,875
2,230	Workday, Inc., 0.25%, 10/1/22 (a)(b)	2,327,576
		25,242,227
	Telecommunications – 1.4%
1,350	CalAmp Corp., 1.625%, 5/15/20 (g)	1,488,375
980	Ciena Corp., 3.75%, 10/15/18 (g)	1,142,606
605	InterDigital, Inc., 1.50%, 3/1/20	733,654
		3,364,635
	Transportation – 2.7%
1,790	Air Transport Services Group, Inc., 1.125%, 10/15/24 (a)(b)(g)	1,886,866
1,030	Atlas Air Worldwide Holdings, Inc., 1.875%, 6/1/24 (g)	1,178,686
1,770	Greenbrier Cos., Inc., 2.875%, 2/1/24 (a)(b)(g)	2,038,989
1,550	Teekay Corp., 5.00%, 1/15/23 (a)(b)	1,488,866
		6,593,407
Total Convertible Bonds & Notes (cost-$153,974,234)		156,596,182

Shares
Common Stock – 36.0%
	Aerospace & Defense – 1.0%
6,700	Boeing Co. (g)	2,374,279
	Automobiles – 0.5%
104,700	Ford Motor Co. (g)	1,148,559
	Banks – 1.7%
58,200	Bank of America Corp. (g)	1,862,400
19,900	JPMorgan Chase & Co.	2,301,833
		4,164,233

January 31, 2018 | Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Shares		Value
	Beverages – 0.4%
9,000	PepsiCo, Inc.	$1,082,700
	Biotechnology – 2.6%
19,200	AbbVie, Inc. (g)	2,154,624
4,200	Biogen, Inc. (g)(h)	1,460,802
18,600	Gilead Sciences, Inc. (g)	1,558,680
1,843	Regeneron Pharmaceuticals, Inc. (g)(h)	675,736
3,500	Vertex Pharmaceuticals, Inc. (g)(h)	584,045
		6,433,887
	Building Products – 0.5%
30,252	Johnson Controls International PLC (g)	1,183,761
	Chemicals – 0.7%
16,600	Chemours Co.	856,892
11,400	DowDuPont, Inc.	861,612
		1,718,504
	Construction & Engineering – 0.4%
15,300	Fluor Corp. (g)	928,710
	Diversified Telecommunication Services – 0.5%
25,100	Verizon Communications, Inc. (g)	1,357,157
	Electronic Equipment, Instruments & Components – 0.4%
9,600	Amphenol Corp., Class A	890,592
	Energy Equipment & Services – 0.4%
15,000	Schlumberger Ltd. (g)	1,103,700
	Food & Staples Retailing – 1.7%
6,800	Costco Wholesale Corp.	1,325,116
37,600	Kroger Co. (g)	1,141,536
22,400	Walgreens Boots Alliance, Inc. (g)	1,685,824
		4,152,476
	Healthcare Equipment & Supplies – 0.8%
21,400	Baxter International, Inc. (g)	1,541,442
1,000	Intuitive Surgical, Inc. (h)	431,670
		1,973,112
	Healthcare Providers & Services – 1.9%
20,825	Envision Healthcare Corp. (g)(h)	749,492
9,300	McKesson Corp. (g)	1,570,584
9,500	UnitedHealth Group, Inc.	2,249,410
		4,569,486
	Hotels, Restaurants & Leisure – 1.2%
8,100	McDonald’s Corp.	1,386,234
25,700	Starbucks Corp. (g)	1,460,017
		2,846,251
	Household Durables – 0.3%
17,100	DR Horton, Inc.	838,755
	Industrial Conglomerates – 0.9%
3,500	3M Co. (g)	876,750

20 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Shares		Value
	Industrial Conglomerates (continued)
35,500	General Electric Co. (g)	574,035
4,100	Honeywell International, Inc. (g)	654,647
		2,105,432
	Internet & Catalog Retail – 1.2%
2,100	Amazon.com, Inc. (h)	3,046,869
	Internet Software & Services – 2.7%
9,100	Alibaba Group Holding Ltd., ADR (h)	1,859,039
2,500	Alphabet, Inc., Class A (h)	2,955,550
10,000	Facebook, Inc., Class A (g)(h)	1,868,900
		6,683,489
	IT Services – 1.9%
7,400	International Business Machines Corp. (g)	1,211,380
14,100	Square, Inc., Class A (h)	661,431
22,900	Visa, Inc., Class A	2,844,867
		4,717,678
	Machinery – 1.6%
15,000	Caterpillar, Inc.	2,441,700
9,500	Deere & Co.	1,580,990
		4,022,690
	Media – 1.4%
31,500	Comcast Corp., Class A (g)	1,339,695
13,573	LiveStyle, Inc. (d)(f)(h)(j)	1
18,700	Walt Disney Co. (g)	2,032,129
		3,371,825
	Multi-Line Retail – 0.8%
25,100	Target Corp. (g)	1,888,022
	Oil, Gas & Consumable Fuels – 0.7%
8,100	Occidental Petroleum Corp. (g)	607,257
60,184	Southwestern Energy Co. (h)	255,180
7,900	Valero Energy Corp. (g)	758,163
		1,620,600
	Pharmaceuticals – 0.5%
20,300	Bristol-Myers Squibb Co. (g)	1,270,780
	Road & Rail – 0.7%
13,200	Union Pacific Corp. (g)	1,762,200
	Semiconductors & Semiconductor Equipment – 3.4%
6,200	Broadcom Ltd.	1,537,786
27,000	Intel Corp. (g)	1,299,780
9,400	Micron Technology, Inc. (h)	410,968
8,800	NVIDIA Corp. (g)	2,163,040
17,200	QUALCOMM, Inc. (g)	1,173,900
15,900	Texas Instruments, Inc. (g)	1,743,753
		8,329,227

January 31, 2018 | Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Shares		Value
	Software – 3.2%
9,600	Adobe Systems, Inc. (g)(h)	$1,917,696
32,100	Microsoft Corp.	3,049,821
19,300	Oracle Corp.	995,687
3,300	ServiceNow, Inc. (g)(h)	491,271
11,800	Take-Two Interactive Software, Inc. (h)	1,494,706
		7,949,181
	Specialty Retail – 1.0%
12,300	Home Depot, Inc.	2,471,070
	Technology Hardware, Storage & Peripherals – 1.0%
14,400	Apple, Inc.	2,410,992
Total Common Stock (cost-$90,943,256)		88,416,217

Principal Amount (000s)
Corporate Bonds & Notes – 29.9%
	Aerospace & Defense – 0.8%
$1,000	KLX, Inc., 5.875%, 12/1/22 (a)(b)(g)	1,045,000
1,000	TransDigm, Inc., 6.50%, 5/15/25 (g)	1,030,000
		2,075,000
	Auto Manufacturers – 0.2%
435	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	455,793
	Banks – 0.4%
160	CIT Group, Inc., 5.00%, 8/15/22 (g)	167,600
680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24	711,394
		878,994
	Building Materials – 0.2%
565	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(b)(g)	593,250
	Chemicals – 1.4%
1,000	Chemours Co., 7.00%, 5/15/25 (g)	1,097,500
305	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	324,062
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(g)	1,034,050
85	Trinseo Materials Operating SCA, 5.375%, 9/1/25 (a)(b)	87,312
540	Tronox Finance LLC, 7.50%, 3/15/22 (a)(b)	561,600
365	Univar USA, Inc., 6.75%, 7/15/23 (a)(b)(g)	383,250
		3,487,774
	Commercial Services – 1.7%
	Cardtronics, Inc. (g),
1,000	5.125%, 8/1/22	972,500
190	5.50%, 5/1/25 (a)(b)	177,175
350	Cenveo Corp., 6.00%, 5/15/24 (a)(b)(g)	288,750
300	Gartner, Inc., 5.125%, 4/1/25 (a)(b)(g)	312,660
365	KAR Auction Services, Inc., 5.125%, 6/1/25 (a)(b)(g)	370,931
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (g)	878,400

22 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Commercial Services (continued)
	United Rentals North America, Inc.,
$185	4.625%, 10/15/25	$188,238
1,000	5.50%, 7/15/25 (g)	1,058,750
		4,247,404
	Computers – 0.6%
520	Dell International LLC, 7.125%, 6/15/24 (a)(b)(g)	568,286
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)(g)	517,500
310	Western Digital Corp., 10.50%, 4/1/24	363,242
		1,449,028
	Distribution/Wholesale – 0.2%
495	H&E Equipment Services, Inc., 5.625%, 9/1/25 (a)(b)(g)	514,800
	Diversified Financial Services – 1.9%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19 (g)	1,417,500
1,000	International Lease Finance Corp., 8.25%, 12/15/20 (g)	1,139,811
1,000	Nationstar Mortgage LLC, 7.875%, 10/1/20 (g)	1,025,625
1,000	Navient Corp., 8.45%, 6/15/18 (g)	1,022,500
		4,605,436
	Electric Utilities – 0.8%
1,000	NRG Energy, Inc., 6.25%, 5/1/24 (g)	1,050,380
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (g)	835,000
		1,885,380
	Engineering & Construction – 0.4%
500	AECOM, 5.875%, 10/15/24 (g)	535,625
435	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	464,363
		999,988
	Entertainment – 1.2%
885	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (g)	868,849
	Cedar Fair L.P. (g),
750	5.375%, 6/1/24	783,750
190	5.375%, 4/15/27 (a)(b)	198,550
1,000	International Game Technology PLC, 6.25%, 2/15/22 (a)(b)(g)	1,075,950
		2,927,099
	Equity Real Estate Investment Trusts (REITs) – 0.1%
	CyrusOne L.P.,
210	5.00%, 3/15/24	214,725
60	5.375%, 3/15/27	62,550
		277,275
	Food & Beverage – 0.8%
170	Albertsons Cos. LLC, 6.625%, 6/15/24 (g)	162,350
380	Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (a)(b)	388,550
495	Post Holdings, Inc., 5.75%, 3/1/27 (a)(b)	499,331
1,000	SUPERVALU, Inc., 6.75%, 6/1/21 (g)	990,000
		2,040,231
	Food Service – 0.2%
390	Aramark Services, Inc., 5.00%, 2/1/28 (a)(b)	396,581

January 31, 2018 | Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Healthcare-Products – 0.1%
$260	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(b)(g)	$265,200
	Healthcare-Services – 2.0%
1,000	Community Health Systems, Inc., 6.875%, 2/1/22 (g)	718,125
800	DaVita, Inc., 5.125%, 7/15/24 (g)	807,524
185	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(b)(g)	196,794
1,000	HCA, Inc., 7.50%, 2/15/22 (g)	1,125,000
1,000	Kindred Healthcare, Inc., 8.75%, 1/15/23 (g)	1,067,500
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (g)	1,035,630
		4,950,573
	Home Builders – 0.8%
375	Beazer Homes USA, Inc., 8.75%, 3/15/22 (g)	410,625
365	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(g)	373,213
1,000	KB Home, 8.00%, 3/15/20 (g)	1,096,250
		1,880,088
	Internet – 0.2%
305	Symantec Corp., 5.00%, 4/15/25 (a)(b)	311,810
90	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)	91,692
		403,502
	Iron/Steel – 0.4%
	AK Steel Corp. (g),
205	7.00%, 3/15/27	210,638
265	7.50%, 7/15/23	286,862
354	United States Steel Corp., 8.375%, 7/1/21 (a)(b)	382,320
		879,820
	Lodging – 0.9%
1,000	MGM Resorts International, 6.625%, 12/15/21 (g)	1,092,190
1,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)(g)	1,011,875
		2,104,065
	Machinery-Construction & Mining – 0.1%
360	Terex Corp., 5.625%, 2/1/25 (a)(b)	371,700
	Machinery-Diversified – 0.1%
250	Tennant Co., 5.625%, 5/1/25 (a)(b)	261,563
	Media – 2.6%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (g)	1,076,250
	CCO Holdings LLC (g),
125	5.125%, 5/1/27 (a)(b)	122,065
500	5.75%, 1/15/24	516,250
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22, Ser. B (g)	1,034,470
425	CSC Holdings LLC, 6.75%, 11/15/21 (g)	456,875
750	DISH DBS Corp., 5.875%, 7/15/22 (g)	749,062
500	LIN Television Corp., 5.875%, 11/15/22	517,800
415	McClatchy Co., 9.00%, 12/15/22	434,194
1,000	Mediacom Broadband LLC, 6.375%, 4/1/23 (g)	1,035,000
440	Meredith Corp., 6.875%, 2/1/26 (a)(b)	451,550
		6,393,516

24 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Metal Fabricate/Hardware – 0.1%
$270	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$290,844
	Mining – 0.8%
305	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)(g)	333,213
695	Constellium NV, 6.625%, 3/1/25 (a)(b)(g)	734,962
560	Freeport-McMoRan, Inc., 3.55%, 3/1/22 (g)	557,200
	Hudbay Minerals, Inc. (a)(b)(g),
80	7.25%, 1/15/23	85,800
270	7.625%, 1/15/25	298,350
		2,009,525
	Miscellaneous Manufacturing – 0.1%
285	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	301,388
	Oil, Gas & Consumable Fuels – 3.4%
235	AmeriGas Partners L.P., 5.875%, 8/20/26 (g)	244,400
1,000	BreitBurn Energy Partners L.P., 8.625%, 10/15/20 (c)(g)	70,000
250	Callon Petroleum Co., 6.125%, 10/1/24 (g)	260,625
560	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (g)	562,800
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (g)	1,037,500
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20 (g)	1,055,000
2,030	Cobalt International Energy, Inc., 11.75%, 12/1/21 (c)(g)	2,233,000
1,000	CVR Refining LLC, 6.50%, 11/1/22 (g)	1,035,000
45	Noble Holding International Ltd., 7.75%, 1/15/24	41,963
1,000	Sanchez Energy Corp., 6.125%, 1/15/23 (g)	880,000
	Sunoco L.P. (a)(b),
300	5.50%, 2/15/26	307,035
170	5.875%, 3/15/28	174,037
320	Transocean, Inc., 7.50%, 1/15/26 (a)(b)	333,904
165	Weatherford International Ltd., 8.25%, 6/15/23	174,900
		8,410,164
	Pharmaceuticals – 1.0%
615	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)(g)	482,775
1,000	Horizon Pharma, Inc., 6.625%, 5/1/23 (g)	1,012,500
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (a)(b)(g)	898,950
		2,394,225
	Pipelines – 0.9%
1,000	Energy Transfer Equity L.P., 5.875%, 1/15/24 (g)	1,085,000
1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24 (g)	1,102,522
		2,187,522
	Real Estate – 0.8%
500	Equinix, Inc., 5.375%, 1/1/22 (g)	520,625
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (g)	1,027,500
360	Uniti Group L.P., 8.25%, 10/15/23 (g)	342,900
		1,891,025
	Retail – 0.6%
500	Dollar Tree, Inc., 5.75%, 3/1/23 (g)	522,500
300	L Brands, Inc., 6.875%, 11/1/35	308,250

January 31, 2018 | Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Retail (continued)
$1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(g)	$642,500
		1,473,250
	Semiconductors – 0.8%
1,000	Amkor Technology, Inc., 6.375%, 10/1/22 (g)	1,032,500
500	Qorvo, Inc., 7.00%, 12/1/25	542,500
400	Sensata Technologies BV, 5.625%, 11/1/24 (a)(b)(g)	437,000
		2,012,000
	Software – 0.4%
340	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)(g)	362,950
230	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)	245,238
290	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	305,587
		913,775
	Telecommunications – 2.8%
800	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(g)	774,000
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (g)	902,500
700	Frontier Communications Corp., 10.50%, 9/15/22 (g)	579,250
355	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)(g)	380,737
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)	1,096,250
500	Level 3 Financing, Inc., 5.375%, 5/1/25 (g)	502,235
1,000	Sprint Communications, Inc., 6.00%, 11/15/22 (g)	1,000,000
1,000	T-Mobile USA, Inc., 4.75%, 2/1/28	1,005,000
1,080	Windstream Services LLC, 6.375%, 8/1/23 (a)(b)	612,900
		6,852,872
	Transportation – 0.1%
200	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(g)	208,950
Total Corporate Bonds & Notes (cost-$74,157,663)		73,289,600

Shares
Convertible Preferred Stock – 9.3%
	Banks – 1.8%
2,000	Bank of America Corp., 7.25%, Ser. L (e)	2,524,000
1,585	Wells Fargo & Co., 7.50%, Ser. L (e)(g)	2,028,800
		4,552,800
	Commercial Services & Supplies – 0.6%
23,485	Stericycle, Inc., 5.25%, 9/15/18 (g)	1,383,971
	Diversified Financial Services – 1.3%
12,920	2017 Mandatory Exchangeable Trust, 5.188%, 12/1/20 (a)(b)(g)	1,576,593
24,215	AMG Capital Trust II, 5.15%, 10/15/37 (g)	1,524,128
		3,100,721
	Diversified Telecommunication Services – 0.1%
24,375	Frontier Communications Corp., 11.125%, 6/29/18, Ser. A (g)	310,781
	Electric Utilities – 0.3%
11,470	NextEra Energy, Inc., 6.123%, 9/1/19 (g)	648,743

26 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Shares		Value
	Equity Real Estate Investment Trusts (REITs) – 0.8%
1,700	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A (f)(g)	$1,911,225
	Food & Beverage – 0.3%
4,980	Post Holdings, Inc., 2.50% (e)(g)	717,966
	Hand/Machine Tools – 0.7%
15,005	Stanley Black & Decker, Inc., 5.375%, 5/15/20 (g)	1,787,846
	Healthcare-Products – 1.0%
40,265	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A (g)	2,535,487
	Metal Fabricate/Hardware – 0.4%
17,545	Rexnord Corp., 5.75%, 11/15/19, Ser. A	1,076,035
	Oil, Gas & Consumable Fuels – 0.6%
23,355	Hess Corp., 8.00%, 2/1/19 (g)	1,398,264
	Pharmaceuticals – 1.4%
3,895	Allergan PLC, 5.50%, 3/1/18, Ser. A (g)	2,522,791
2,310	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (g)	878,701
		3,401,492
Total Convertible Preferred Stock (cost-$29,091,100)		22,825,331
Preferred Stock (a)(d)(f)(h)(j) – 0.5%
	Media – 0.5%
1,248	LiveStyle, Inc., Ser. A	124,800
11,496	LiveStyle, Inc., Ser. B	1,149,600
1,250	LiveStyle, Inc., Ser. B	13
Total Preferred Stock (cost-$2,499,840)		1,274,413

Units
Warrants (a)(d)(f)(h) – 0.0%
	Commercial Services – 0.0%
37,000	Cenveo, Inc., strike price $12.00, expires 6/10/24	1,643
	Media – 0.0%
3,000	LiveStyle, Inc., Ser.C, expires 11/30/21, (j)	–
Total Warrants (cost-$10,114)		1,643

January 31, 2018 | Annual Report 27

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 5.1%
$12,518	State Street Bank and Trust Co., dated 1/31/18, 0.20%, due 2/1/18, proceeds $12,518,070; collateralized by U.S. Treasury Bonds, 2.875%, due 5/15/43, valued at $12,770,826 including accrued interest (cost-$12,518,000)	$12,518,000
Total Investments, before options written (cost-$363,194,207) –144.6%		354,921,386
Total Options Written – (0.00)% (premiums received-$92,107) (h)(i)(k)		(115,810)
Total Investments, net of options written (cost-$363,102,100) – 144.6%		354,805,576
Other liabilities in excess of other assets – (44.6)%		(109,423,553)
Net Assets – 100.0%		$245,382,023

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $90,533,296, representing 36.9% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $87,079,886, representing 35.5% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $1,357,394, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written and long-term and short-term loan financing.

(h)         Non-income producing.

(i)             Exchange traded-Chicago Board Options Exchange.

(j)            A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.5% of net assets.

(k)         Exchange traded option contracts outstanding at January 31, 2018:

Options written contracts outstanding at January 31, 2018:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	260.00	USD	2/16/18	(25)	$(2,500)	$(1,950)	$(2,694)	$744
Abbvie, Inc.	116.00	USD	2/16/18	(110)	(11,000)	(14,245)	(4,289)	(9,956)
Adobe Systems, Inc.	210.00	USD	2/16/18	(50)	(5,000)	(4,825)	(4,965)	140
Alibaba Group Holding Ltd.	230.00	USD	3/16/18	(45)	(4,500)	(12,937)	(13,128)	191
Bank of America Corp.	34.00	USD	2/16/18	(290)	(29,000)	(1,450)	(3,174)	1,724
Boeing Co.	370.00	USD	3/16/18	(35)	(3,500)	(19,600)	(12,959)	(6,641)
Comcast Corp.	45.00	USD	2/16/18	(160)	(16,000)	(2,560)	(9,551)	6,991
Costco Wholesale Corp.	210.00	USD	3/16/18	(35)	(3,500)	(4,620)	(5,392)	772

28 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
DowDuPont, Inc.	80.00	USD	3/16/18	(60)	$(6,000)	$(3,150)	$(2,598)	$(552)
Facebook, Inc.	200.00	USD	2/16/18	(60)	(6,000)	(9,930)	(6,589)	(3,341)
Honeywell International, Inc.	170.00	USD	2/16/18	(15)	(1,500)	(142)	(644)	502
Intel Corp.	50.50	USD	2/16/18	(135)	(13,500)	(3,105)	(1,908)	(1,197)
Intuitive Surgical, Inc.	470.00	USD	2/16/18	(5)	(500)	(538)	(345)	(193)
NVIDIA Corp.	260.00	USD	2/16/18	(40)	(4,000)	(26,900)	(8,918)	(17,982)
ServiceNow, Inc.	155.00	USD	2/16/18	(15)	(1,500)	(4,950)	(1,568)	(3,382)
Starbucks Corp.	66.00	USD	2/16/18	(155)	(15,500)	(543)	(3,403)	2,860
Texas Instruments, Inc.	127.00	USD	2/16/18	(80)	(8,000)	(400)	(4,495)	4,095
Union Pacific Corp.	155.00	USD	2/16/18	(65)	(6,500)	(162)	(2,921)	2,759
Valero Energy Corp.	100.00	USD	2/16/18	(45)	(4,500)	(3,803)	(2,566)	(1,237)
Total options written contracts						$(115,810)	$(92,107)	$(23,703)

(l)             Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$–	$2,679,444	$81,337	$2,760,781
All Other	–	153,835,401	–	153,835,401
Common Stock:
Media	3,371,824	–	1	3,371,825
All Other	85,044,392	–	–	85,044,392
Corporate Bonds & Notes	–	73,289,600	–	73,289,600
Convertible Preferred Stock:
Diversified Financial Services	–	3,100,721	–	3,100,721
Equity Real Estate Investment Trusts (REITs)	–	–	1,911,225	1,911,225
Food & Beverage	–	717,966	–	717,966
Healthcare-Products	–	2,535,487	–	2,535,487
Pharmaceuticals	2,522,791	878,701	–	3,401,492
All Other	11,158,440	–	–	11,158,440
Preferred Stock	–	–	1,274,413	1,274,413
Warrants	–	–	1,643	1,643
Repurchase Agreements	–	12,518,000	–	12,518,000
	102,097,447	249,555,320	3,268,619	354,921,386
Investments in Securities – Liabilities
Options Written:
Market Price	(115,810)	–	–	(115,810)
Totals	$101,981,637	$249,555,320	$3,268,619	$354,805,576

At January 31, 2018, the Fund had no transfers between levels.

January 31, 2018 | Annual Report 29

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2018, was as follows:

	Beginning Balance 1/31/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$–	$81,337	$–	$114	$–	$(114)	–	–	$81,337
Common Stock: Media	1	–	–	–	–	–	–	–	1
Convertible Preferred Stock:
Equity Real Estate Investment Trust (REITs)	–	6,534,590	(4,919,670)	–	259,415	36,890	–	–	1,911,225
Preferred Stock	1,165,086	–	–	–	–	109,327	–	–	1,274,413
Warrants	10,634	–	–	–	–	(8,991)	–	–	1,643
Totals	$1,175,721	$6,615,927	$(4,919,670)	$114	$259,415	$137,112	–	–	$3,268,619

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2018:

	Ending Balance at 1/31/18	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Preferred Stock	$1,274,400	Market and Company	EV Multiples	0.78x (0.26x-1.22x)
		Comparables	Illiquidity Discount	20%
Warrants	1,643	Black Scholes Model	Volatility	71%

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2018, was $137,112. The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2018:

Location	Market Price
Liability derivatives:
Options written, at value	$(115,810)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2018:

Location	Market Price
Net realized loss on:
Options written	$(611,103)
Net change in unrealized appreciation/depreciation of:
Options written	$(42,642)

30 Annual Report | January 31, 2018 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2018 (continued)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2018 was 1,530 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018

Shares		Value
Common Stock – 64.9%
	Aerospace & Defense – 1.8%
34,500	Boeing Co. (g)	$12,225,765
	Automobiles – 0.8%
465,300	Ford Motor Co.	5,104,341
	Banks – 3.1%
297,900	Bank of America Corp. (g)	9,532,800
100,300	JPMorgan Chase & Co.	11,601,701
		21,134,501
	Beverages – 0.8%
45,800	PepsiCo, Inc.	5,509,740
	Biotechnology – 3.8%
99,400	AbbVie, Inc. (g)	11,154,668
9,700	Biogen, Inc. (i)	3,373,757
91,000	Gilead Sciences, Inc.	7,625,800
21,400	Vertex Pharmaceuticals, Inc. (i)	3,571,018
		25,725,243
	Building Products – 0.8%
133,544	Johnson Controls International PLC	5,225,577
	Chemicals – 1.9%
46,400	Chemours Co.	2,395,168
43,600	DowDuPont, Inc.	3,295,288
56,400	Monsanto Co.	6,869,520
		12,559,976
	Construction & Engineering – 0.1%
13,000	Fluor Corp.	789,100
	Diversified Telecommunication Services – 0.9%
114,800	Verizon Communications, Inc.	6,207,236
	Electric Utilities – 0.5%
85,560	Exelon Corp.	3,294,915
	Electronic Equipment, Instruments & Components – 0.7%
48,000	Amphenol Corp., Class A	4,452,960
	Energy Equipment & Services – 1.6%
103,271	Baker Hughes a GE Co.	3,320,163
53,600	National Oilwell Varco, Inc.	1,966,048
72,000	Schlumberger Ltd.	5,297,760
		10,583,971
	Food & Staples Retailing – 2.6%
34,500	Costco Wholesale Corp.	6,723,015
182,400	Kroger Co.	5,537,664
74,100	Walgreens Boots Alliance, Inc.	5,576,766
		17,837,445
	Healthcare Equipment & Supplies – 1.3%
93,300	Baxter International, Inc.	6,720,399

32  Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Shares		Value
	Healthcare Equipment & Supplies (continued)
5,300	Intuitive Surgical, Inc. (i)	$2,287,851
		9,008,250
	Healthcare Providers & Services – 2.7%
46,400	McKesson Corp.	7,836,032
44,400	UnitedHealth Group, Inc.	10,513,032
		18,349,064
	Hotels, Restaurants & Leisure – 2.2%
46,400	McDonald’s Corp.	7,940,896
128,900	Starbucks Corp. (g)	7,322,809
		15,263,705
	Household Durables – 0.6%
87,600	DR Horton, Inc.	4,296,780
	Industrial Conglomerates – 1.4%
17,800	3M Co. (g)	4,458,900
122,459	General Electric Co.	1,980,162
20,900	Honeywell International, Inc. (g)	3,337,103
		9,776,165
	Internet & Catalog Retail – 2.4%
11,300	Amazon.com, Inc. (i)	16,395,057
	Internet Software & Services – 5.2%
55,700	Alibaba Group Holding Ltd., ADR (i)	11,378,953
12,600	Alphabet, Inc., Class A (i)	14,895,972
49,900	Facebook, Inc., Class A (g)(i)	9,325,811
		35,600,736
	IT Services – 3.5%
37,200	International Business Machines Corp.	6,089,640
72,300	Square, Inc., Class A (i)	3,391,593
115,500	Visa, Inc., Class A	14,348,565
		23,829,798
	Machinery – 3.0%
76,000	Caterpillar, Inc.	12,371,280
47,800	Deere & Co.	7,954,876
		20,326,156
	Media – 2.4%
158,700	Comcast Corp., Class A (g)	6,749,511
88,200	Walt Disney Co.	9,584,694
		16,334,205
	Multi-Line Retail – 1.3%
118,000	Target Corp.	8,875,960
	Oil, Gas & Consumable Fuels – 1.5%
77,900	Occidental Petroleum Corp.	5,840,163
86,739	Southwestern Energy Co. (i)	367,773
40,600	Valero Energy Corp. (g)	3,896,382
		10,104,318

January 31, 2018 | Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Shares		Value
	Pharmaceuticals – 0.9%
99,100	Bristol-Myers Squibb Co.	$6,203,660
	Road & Rail – 1.0%
51,300	Union Pacific Corp. (g)	6,848,550
	Semiconductors & Semiconductor Equipment – 6.8%
31,600	Broadcom Ltd.	7,837,748
169,800	Intel Corp. (g)	8,174,172
48,400	Micron Technology, Inc. (i)	2,116,048
39,700	NVIDIA Corp. (g)	9,758,260
128,100	QUALCOMM, Inc.	8,742,825
87,300	Texas Instruments, Inc. (g)	9,574,191
		46,203,244
	Software – 5.6%
37,300	Adobe Systems, Inc. (g)(i)	7,451,048
162,100	Microsoft Corp.	15,401,121
96,500	Oracle Corp.	4,978,435
24,900	ServiceNow, Inc. (g)(i)	3,706,863
51,400	Take-Two Interactive Software, Inc. (i)	6,510,838
		38,048,305
	Specialty Retail – 1.9%
64,100	Home Depot, Inc.	12,877,690
	Technology Hardware, Storage & Peripherals – 1.8%
72,400	Apple, Inc.	12,121,932
Total Common Stock (cost-$423,561,980)		441,114,345

Principal Amount (000s)
Convertible Bonds & Notes – 23.7%
	Aerospace & Defense – 0.2%
$865	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23	1,089,344
	Auto Components – 0.3%
1,725	Meritor, Inc., 3.25%, 10/15/37 (a)(b)	1,911,598
	Auto Manufacturers – 0.3%
1,695	Tesla, Inc., 0.25%, 3/1/19	1,885,147
	Biotechnology – 1.6%
	BioMarin Pharmaceutical, Inc.,
2,650	0.599%, 8/1/24	2,619,032
1,210	1.50%, 10/15/20	1,420,536
1,240	Exact Sciences Corp., 1.00%, 1/15/25	1,212,700
1,500	Illumina, Inc., 0.50%, 6/15/21	1,818,252
590	Innoviva, Inc., 2.50%, 8/15/25 (a)(b)	640,295
1,060	Insmed, Inc., 1.75%, 1/15/25	1,016,058
930	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	995,477
1,205	Medicines Co., 2.75%, 7/15/23	1,177,874
		10,900,224

34 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Commercial Services – 0.1%
$965	Macquarie Infrastructure Corp., 2.875%, 7/15/19	$998,624
	Computers – 0.4%
1,500	Electronics For Imaging, Inc., 0.75%, 9/1/19	1,449,016
345	Lumentum Holdings, Inc., 0.25%, 3/15/24 (a)(b)	370,047
1,115	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	1,090,236
		2,909,299
	Diversified Financial Services – 0.9%
	Encore Capital Group, Inc.,
2,000	2.875%, 3/15/21	1,944,822
410	3.25%, 3/15/22 (a)(b)	454,007
3,625	PRA Group, Inc., 3.00%, 8/1/20	3,497,306
		5,896,135
	Electrical Equipment – 0.1%
1,155	SunPower Corp., 4.00%, 1/15/23	960,975
	Electronics – 0.2%
1,370	OSI Systems, Inc., 1.25%, 9/1/22 (a)(b)	1,267,442
	Energy-Alternate Sources – 0.2%
1,170	SolarCity Corp., 1.625%, 11/1/19	1,099,829
	SunEdison, Inc. (d)(f),
4,000	2.625%, 6/1/23	90,000
1,000	3.375%, 6/1/25	22,500
		1,212,329
	Engineering & Construction – 0.2%
870	Dycom Industries, Inc., 0.75%, 9/15/21	1,159,480
	Equity Real Estate Investment Trusts (REITs) – 1.0%
1,900	IH Merger Sub LLC, 3.50%, 1/15/22 (a)(b)	2,154,157
1,035	Spirit Realty Capital, Inc., 2.875%, 5/15/19	1,033,572
1,380	Starwood Property Trust, Inc., 4.55%, 3/1/18	1,400,711
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	2,035,372
		6,623,812
	Healthcare-Products – 0.8%
1,055	Insulet Corp., 1.375%, 11/15/24 (a)(b)	1,120,240
1,665	NuVasive, Inc., 2.25%, 3/15/21	1,785,531
2,360	Wright Medical Group, Inc., 2.00%, 2/15/20	2,451,450
		5,357,221
	Healthcare-Services – 0.3%
880	Molina Healthcare, Inc., 1.125%, 1/15/20	1,983,225
	Internet – 2.9%
2,070	Altaba, Inc., zero coupon, 12/1/18	3,120,835
1,100	FireEye, Inc., 1.00%, 6/1/35, Ser. A	1,041,591
655	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)	750,115
1,380	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	1,397,798
1,100	Palo Alto Networks, Inc., zero coupon, 7/1/19	1,612,133
1,700	Pandora Media, Inc., 1.75%, 12/1/20	1,507,048

January 31, 2018 | Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Internet (continued)
$3,280	Priceline Group, Inc., 0.35%, 6/15/20	$4,870,813
	Twitter, Inc.,
1,100	0.25%, 9/15/19	1,056,967
1,100	1.00%, 9/15/21	1,039,353
710	VeriSign, Inc., 4.702%, 8/15/37	2,382,810
700	Wayfair, Inc., 0.375%, 9/1/22 (a)(b)	778,400
		19,557,863
	Iron/Steel – 0.2%
730	Allegheny Technologies, Inc., 4.75%, 7/1/22	1,485,578
	Lodging – 0.4%
1,225	Caesars Entertainment Corp., 5.00%, 10/1/24 (a)	2,579,059
	Machinery-Diversified – 0.2%
1,055	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	1,144,443
	Media – 1.4%
	DISH Network Corp.,
1,385	2.375%, 3/15/24 (a)(b)	1,299,443
3,780	3.375%, 8/15/26	4,023,273
865	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,064,056
	Liberty Media Corp.,
1,205	1.00%, 1/30/23 (a)(b)	1,424,021
1,485	1.375%, 10/15/23	1,857,883
		9,668,676
	Metal Fabricate/Hardware – 0.3%
1,635	RTI International Metals, Inc., 1.625%, 10/15/19	1,933,714
	Miscellaneous Manufacturing – 0.2%
1,200	Trinity Industries, Inc., 3.875%, 6/1/36	1,758,310
	Oil, Gas & Consumable Fuels – 1.0%
2,235	Chesapeake Energy Corp., 5.50%, 9/15/26	2,053,257
750	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	747,389
2,000	Nabors Industries, Inc., 0.75%, 1/15/24 (a)(b)	1,612,600
1,500	SM Energy Co., 1.50%, 7/1/21	1,533,349
1,065	Weatherford International Ltd., 5.875%, 7/1/21	1,112,248
		7,058,843
	Pharmaceuticals – 1.5%
1,035	Herbalife Ltd., 2.00%, 8/15/19	1,137,672
	Jazz Investments I Ltd.,
3,000	1.50%, 8/15/24 (a)(b)	2,888,022
1,900	1.875%, 8/15/21	1,954,317
1,100	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (a)(b)	1,483,043
1,055	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (a)(b)	1,219,653
270	TESARO, Inc., 3.00%, 10/1/21	557,639
1,115	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C	1,004,808
		10,245,154

36 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Pipelines – 0.4%
$4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	$3,092,000
	Semiconductors – 4.4%
870	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,630,408
	Cypress Semiconductor Corp.,
2,010	2.00%, 2/1/23 (a)(b)	2,177,557
215	4.50%, 1/15/22	305,828
2,145	Intel Corp., 3.25%, 8/1/39	4,926,799
800	Lam Research Corp., 1.25%, 5/15/18	2,552,629
6,300	Microchip Technology, Inc., 1.625%, 2/15/27 (a)(b)	7,684,293
3,150	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G	4,814,454
90	Novellus Systems, Inc., 2.625%, 5/15/41	512,997
1,500	ON Semiconductor Corp., 1.00%, 12/1/20	2,151,831
1,725	Silicon Laboratories, Inc., 1.375%, 3/1/22 (a)(b)	2,092,960
135	Synaptics, Inc., 0.50%, 6/15/22 (a)(b)	127,596
870	Veeco Instruments, Inc., 2.70%, 1/15/23	785,264
		29,762,616
	Software – 2.7%
1,700	Citrix Systems, Inc., 0.50%, 4/15/19	2,256,442
1,055	Evolent Health, Inc., 2.00%, 12/1/21	1,068,847
1,070	Medidata Solutions, Inc., 1.00%, 8/1/18	1,289,844
	Nuance Communications, Inc.,
1,075	1.00%, 12/15/35	1,049,665
1,750	1.25%, 4/1/25 (a)(b)	1,849,432
820	Proofpoint, Inc., 0.75%, 6/15/20	1,117,667
1,180	Red Hat, Inc., 0.25%, 10/1/19	2,120,284
1,550	Salesforce.com, Inc., 0.25%, 4/1/18	2,654,234
1,250	ServiceNow, Inc., zero coupon, 11/1/18	2,521,758
2,080	Workday, Inc., 0.25%, 10/1/22 (a)(b)	2,171,012
		18,099,185
	Telecommunications – 1.1%
355	CalAmp Corp., 1.625%, 5/15/20	391,388
1,600	Ciena Corp., 3.75%, 10/15/18	1,865,480
	Finisar Corp.,
1,200	0.50%, 12/15/33	1,191,712
1,470	0.50%, 12/15/36	1,337,503
1,300	Gogo, Inc., 3.75%, 3/1/20	1,139,811
1,980	Viavi Solutions, Inc., 1.00%, 3/1/24 (a)(b)	1,940,378
		7,866,272
	Transportation – 0.4%
1,380	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,549,819
1,125	Greenbrier Cos., Inc., 2.875%, 2/1/24 (a)(b)	1,295,967
		2,845,786
Total Convertible Bonds & Notes (cost-$155,350,136)		161,252,354

January 31, 2018 | Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Shares		Value
Convertible Preferred Stock – 6.8%
	Agriculture – 0.2%
9,550	Bunge Ltd., 4.875% (e)	$1,080,050
	Banks – 1.6%
3,400	Bank of America Corp., 7.25%, Ser. L (e)	4,290,800
770	Huntington Bancshares, Inc., 8.50%, Ser. A (e)	1,051,253
4,335	Wells Fargo & Co., 7.50%, Ser. L (e)	5,548,800
		10,890,853
	Commercial Services & Supplies – 0.3%
29,890	Stericycle, Inc., 5.25%, 9/15/18	1,761,418
	Diversified Telecommunication Services – 0.1%
42,905	Frontier Communications Corp., 11.125%, 6/29/18, Ser. A	547,039
	Electric Utilities – 0.4%
50,000	NextEra Energy, Inc., 6.123%, 9/1/19	2,828,000
	Electronic Equipment, Instruments & Components – 0.2%
10,350	Belden, Inc., 6.75%, 7/15/19	1,150,609
	Equity Real Estate Investment Trusts (REITs) – 0.7%
2,780	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A (f)	3,125,415
32,170	Welltower, Inc., 6.50%, Ser. I (e)	1,861,678
		4,987,093
	Food & Beverage – 0.2%
8,430	Post Holdings, Inc., 2.50% (e)	1,215,351
	Hand/Machine Tools – 0.3%
19,595	Stanley Black & Decker, Inc., 5.375%, 5/15/20	2,334,744
	Healthcare Providers & Services – 0.7%
73,670	Anthem, Inc., 5.25%, 5/1/18	4,424,620
	Healthcare-Products – 0.5%
57,500	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	3,620,775
	Metal Fabricate/Hardware – 0.2%
25,935	Rexnord Corp., 5.75%, 11/15/19, Ser. A	1,590,594
	Multi-Utilities – 0.3%
17,705	Sempra Energy, 6.00%, 1/15/21, Ser. A	1,770,500
	Oil, Gas & Consumable Fuels – 0.6%
	ATP Oil & Gas Corp., 8.00% (a)(b)(d)(e)(f)(h)
25,000	(acquisition cost-$3,160,750; purchased 4/21/10)	2
47,840	Kinder Morgan, Inc., 9.75%, 10/26/18, Ser. A	1,760,990
35,410	WPX Energy, Inc., 6.25%, 7/31/18, Ser. A	2,225,873
		3,986,865
	Pharmaceuticals – 0.5%
3,935	Allergan PLC, 5.50%, 3/1/18, Ser. A	2,548,700
2,960	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	1,125,954
		3,674,654
Total Convertible Preferred Stock (cost-$54,265,576)		45,863,165

38 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 0.9%
	Oil, Gas & Consumable Fuels – 0.9%
	Cobalt International Energy, Inc., (c),
$2,509	7.75%, 12/1/23	$2,463,525
3,200	11.75%, 12/1/21	3,520,000
Total Corporate Bonds & Notes (cost-$6,283,128)		5,983,525
	Repurchase Agreements – 2.9%
19,689	State Street Bank and Trust Co., dated 1/31/18, 0.20%, due 2/1/18, proceeds $19,689,109; collateralized by U.S. Treasury Bonds, 2.875%, due 5/15/43, valued at $20,085,432 including accrued interest (cost-$19,689,000)	19,689,000
Total Investments, before options written (cost-$659,149,820) – 99.2%		673,902,389
Total Options Written – (0.1)% (premiums received-$475,363) (i)(j)(k)		(607,770)
Total Investments, net of options written (cost-$658,674,457) – 99.1%		673,294,619
Other assets less other liabilities – 0.9%		5,946,854
Net Assets – 100.0%		$679,241,473

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $45,987,872, representing 6.8% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $43,408,813, representing 6.4% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $112,502, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)         Restricted. The acquisition cost of such security is $3,160,750. The value is $2, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

(k)         Exchange traded option contracts outstanding at January 31, 2018:

Options written contracts outstanding at January 31, 2018:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	260.00	USD	2/16/18	(125)	$(12,500)	$(9,750)	$(13,471)	$3,721
Abbvie, Inc.	116.00	USD	2/16/18	(560)	(56,000)	(72,520)	(21,836)	(50,684)
Adobe Systems, Inc.	210.00	USD	2/16/18	(190)	(19,000)	(18,335)	(18,999)	664
Alibaba Group Holding Ltd.	230.00	USD	3/16/18	(280)	(28,000)	(80,500)	(81,695)	1,195

January 31, 2018 | Annual Report 39

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America Corp.	34.00	USD	2/16/18	(1,490)	$(149,000)	$(7,450)	$(16,305)	$8,855
Boeing Co.	370.00	USD	3/16/18	(175)	(17,500)	(98,000)	(64,796)	(33,204)
Comcast Corp.	45.00	USD	2/16/18	(795)	(79,500)	(12,720)	(47,455)	34,735
Costco Wholesale Corp.	210.00	USD	3/16/18	(175)	(17,500)	(23,100)	(26,961)	3,861
DowDuPont, Inc.	80.00	USD	3/16/18	(220)	(22,000)	(11,550)	(9,524)	(2,026)
Facebook, Inc.	200.00	USD	2/16/18	(295)	(29,500)	(48,823)	(32,397)	(16,426)
Honeywell International, Inc.	170.00	USD	2/16/18	(85)	(8,500)	(807)	(3,652)	2,845
Intel Corp.	50.50	USD	2/16/18	(850)	(85,000)	(19,550)	(12,013)	(7,537)
Intuitive Surgical, Inc.	470.00	USD	2/16/18	(25)	(2,500)	(2,687)	(1,724)	(963)
NVIDIA Corp.	260.00	USD	2/16/18	(200)	(20,000)	(134,500)	(44,588)	(89,912)
ServiceNow, Inc.	155.00	USD	2/16/18	(125)	(12,500)	(41,250)	(13,064)	(28,186)
Starbucks Corp.	66.00	USD	2/16/18	(775)	(77,500)	(2,713)	(17,014)	14,301
Texas Instruments, Inc.	127.00	USD	2/16/18	(435)	(43,500)	(2,175)	(24,444)	22,269
Union Pacific Corp.	155.00	USD	2/16/18	(255)	(25,500)	(637)	(11,460)	10,823
Valero Energy Corp.	100.00	USD	2/16/18	(245)	(24,500)	(20,703)	(13,965)	(6,738)
Total options written contracts						$(607,770)	$(475,363)	$(132,407)

(l)             Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/18
Investments in Securities – Assets
Common Stock	$441,114,345	$–	$–	$441,114,345
Convertible Bonds & Notes:
Energy-Alternate Sources	–	1,099,829	112,500	1,212,329
All Other	–	160,040,025	–	160,040,025
Convertible Preferred Stock:
Agriculture	–	1,080,050	–	1,080,050
Banks	9,839,600	1,051,253	–	10,890,853
Equity Real Estate Investment Trusts (REITs)	1,861,678	–	3,125,415	4,987,093
Food & Beverage	–	1,215,351	–	1,215,351
Healthcare-Products	–	3,620,775	–	3,620,775
Oil, Gas & Consumable Fuels	3,986,863	–	2	3,986,865
Pharmaceuticals	2,548,700	1,125,954	–	3,674,654
All Other	16,407,524	–	–	16,407,524
Corporate Bonds & Notes	–	5,983,525	–	5,983,525
Repurchase Agreements	–	19,689,000	–	19,689,000
	475,758,710	194,905,762	3,237,917	673,902,389
Investments in Securities – Liabilities
Options Written:
Market Price	(607,770)	–	–	(607,770)
Totals	$475,150,940	$194,905,762	$3,237,917	$673,294,619

At January 31, 2018, a security valued at $1,051,253 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2017, which was not available on January 31, 2018.

40 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2018 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2018, was as follows:

	Beginning Balance 1/31/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 1/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	–	$112,500	$–	$1,749	$–	$(1,749)	$–	–	$112,500
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	–	3,056,514	(127,462)	–	4,156	192,207	–	–	3,125,415
Oil, Gas & Consumable Fuels	–	–	–	–	–	–	2	–	2
Totals	–	$3,169,014	$(127,462)	$1,749	$4,156	$190,458	$2	–	$3,237,917

*      Transferred out of Level 2 into Level 3 because an evaluated mean price was not available at January 31, 2018.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2018, was $190,458. The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2018:

Location	Market Price
Liability derivatives:
Options written, at value	$(607,770)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2018:

Location	Market Price
Net realized loss on:
Options written	$(3,265,782)
Net change in unrealized appreciation/depreciation of:
Options written	$(177,735)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2018 was 7,379 call options written contracts.

Glossary:

ADR  - American Depositary Receipt

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

Shares		Value
Common Stock – 71.8%
	Aerospace & Defense – 2.9%
93,940	General Dynamics Corp. (g)	$20,899,771
158,050	United Technologies Corp.	21,812,481
		42,712,252
	Automobiles – 1.3%
459,400	General Motors Co.	19,483,154
	Banks – 11.7%
662,620	Bank of America Corp.	21,203,840
387,380	BB&T Corp.	21,379,502
269,790	Citigroup, Inc.	21,173,119
464,580	Citizens Financial Group, Inc.	21,324,222
370,080	JPMorgan Chase & Co. (g)	42,807,154
307,290	SunTrust Banks, Inc.	21,725,403
364,640	U.S. Bancorp (g)	20,835,530
		170,448,770
	Beverages – 1.7%
207,360	Dr. Pepper Snapple Group, Inc.	24,748,416
	Biotechnology – 1.4%
176,790	AbbVie, Inc.	19,839,374
	Capital Markets – 2.9%
60,800	Ameriprise Financial, Inc.	10,256,960
185,710	Bank of New York Mellon Corp.	10,529,757
369,390	Morgan Stanley (g)	20,889,005
		41,675,722
	Chemicals – 1.5%
212,160	Eastman Chemical Co.	21,042,029
	Communications Equipment – 1.4%
503,220	Cisco Systems, Inc.	20,903,759
	Consumer Finance – 1.5%
216,100	American Express Co. (g)	21,480,340
	Containers & Packaging – 1.4%
329,110	International Paper Co. (g)	20,687,855
	Diversified Telecommunication Services – 2.8%
518,220	AT&T, Inc. (g)	19,407,339
387,150	Verizon Communications, Inc.	20,933,201
		40,340,540
	Electric Utilities – 1.2%
218,450	Entergy Corp. (g)	17,189,831
	Electrical Equipment – 1.4%
241,670	Eaton Corp. PLC	20,293,030
	Food & Staples Retailing – 1.4%
196,450	Wal-Mart Stores, Inc. (g)	20,941,570
	Food Products – 1.4%
141,330	Ingredion, Inc.	20,300,641

42 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Shares		Value
	Healthcare Equipment & Supplies – 2.9%
338,900	Abbott Laboratories	$21,066,024
249,480	Medtronic PLC	21,427,837
		42,493,861
	Healthcare Providers & Services – 2.9%
83,600	Anthem, Inc.	20,720,260
197,100	Quest Diagnostics, Inc. (g)	20,857,122
		41,577,382
	Hotels, Restaurants & Leisure – 1.5%
293,740	Carnival Corp. (g)	21,034,721
	Independent Power Producers & Energy Traders – 0.2%
185,918	Dynegy, Inc. (i)	2,327,693
	Industrial Conglomerates – 1.4%
131,420	Honeywell International, Inc. (g)	20,983,831
	Insurance – 4.1%
219,350	Allstate Corp.	21,665,199
369,740	MetLife, Inc. (g)	17,773,402
130,780	Reinsurance Group of America, Inc.	20,486,687
		59,925,288
	Multi-Utilities – 1.5%
414,200	Public Service Enterprise Group, Inc. (g)	21,484,554
	Oil, Gas & Consumable Fuels – 8.7%
171,440	Chevron Corp.	21,490,004
481,200	Devon Energy Corp.	19,907,244
575,940	Energy Transfer Equity L.P.	10,539,702
143,980	Magellan Midstream Partners L.P. (g)	10,278,732
153,190	Marathon Petroleum Corp.	10,611,471
606,220	Royal Dutch Shell PLC, Class A, ADR (g)	42,580,893
193,488	Southwestern Energy Co. (i)	820,389
235,400	TransCanada Corp.	10,837,816
		127,066,251
	Pharmaceuticals – 2.7%
141,630	Johnson & Johnson	19,571,849
527,194	Pfizer, Inc. (g)	19,527,266
		39,099,115
	Road & Rail – 1.4%
184,940	Kansas City Southern	20,922,262
	Semiconductors & Semiconductor Equipment – 2.9%
438,880	Intel Corp. (g)	21,127,683
106,960	Lam Research Corp. (g)	20,484,979
		41,612,662
	Software – 1.4%
392,240	Oracle Corp. (g)	20,235,662
	Technology Hardware, Storage & Peripherals – 2.8%
119,800	Apple, Inc. (g)	20,058,114

January 31, 2018 | Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Shares		Value
	Technology Hardware, Storage & Peripherals (continued)
887,920	HP, Inc. (g)	$20,706,294
		40,764,408
	Textiles, Apparel & Luxury Goods – 1.5%
265,300	V.F. Corp.	21,526,442
Total Common Stock (cost-$881,349,678)		1,043,141,415

Principal Amount (000s)
Convertible Bonds & Notes – 19.7%
	Aerospace & Defense – 0.1%
$635	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23	799,692
	Auto Components – 0.1%
775	Meritor, Inc., 3.25%, 10/15/37 (a)(b)	858,834
	Auto Manufacturers – 0.2%
3,205	Tesla, Inc., 0.25%, 3/1/19	3,564,540
	Biotechnology – 1.4%
	BioMarin Pharmaceutical, Inc.,
5,050	0.599%, 8/1/24	4,990,986
2,290	1.50%, 10/15/20	2,688,453
2,265	Exact Sciences Corp., 1.00%, 1/15/25	2,215,134
2,820	Illumina, Inc., 0.50%, 6/15/21	3,418,314
1,120	Innoviva, Inc., 2.50%, 8/15/25 (a)(b)	1,215,474
1,940	Insmed, Inc., 1.75%, 1/15/25	1,859,577
1,770	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	1,894,617
2,295	Medicines Co., 2.75%, 7/15/23	2,243,337
		20,525,892
	Commercial Services – 0.1%
1,835	Macquarie Infrastructure Corp., 2.875%, 7/15/19	1,898,937
	Computers – 0.4%
3,570	Electronics For Imaging, Inc., 0.75%, 9/1/19	3,448,659
655	Lumentum Holdings, Inc., 0.25%, 3/15/24 (a)(b)	702,553
2,035	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	1,989,803
		6,141,015
	Diversified Financial Services – 0.8%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	4,862,055
7,130	PRA Group, Inc., 3.00%, 8/1/20	6,878,839
		11,740,894
	Electrical Equipment – 0.1%
2,195	SunPower Corp., 4.00%, 1/15/23	1,826,269
	Electronics – 0.2%
2,530	OSI Systems, Inc., 1.25%, 9/1/22 (a)(b)	2,340,604

44 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources – 0.2%
$2,205	SolarCity Corp., 1.625%, 11/1/19	$2,072,755
	SunEdison, Inc. (d)(f),
2,915	2.625%, 6/1/23	65,588
3,820	3.375%, 6/1/25	85,950
		2,224,293
	Engineering & Construction – 0.2%
1,665	Dycom Industries, Inc., 0.75%, 9/15/21	2,219,005
	Equity Real Estate Investment Trusts (REITs) – 0.9%
3,600	IH Merger Sub LLC, 3.50%, 1/15/22 (a)(b)	4,081,561
1,965	Spirit Realty Capital, Inc., 2.875%, 5/15/19	1,962,289
2,620	Starwood Property Trust, Inc., 4.55%, 3/1/18	2,659,321
4,000	Two Harbors Investment Corp., 6.25%, 1/15/22	4,070,744
		12,773,915
	Healthcare-Products – 0.7%
1,945	Insulet Corp., 1.375%, 11/15/24 (a)(b)	2,065,277
3,135	NuVasive, Inc., 2.25%, 3/15/21	3,361,946
4,465	Wright Medical Group, Inc., 2.00%, 2/15/20	4,638,018
		10,065,241
	Healthcare-Services – 0.3%
1,605	Molina Healthcare, Inc., 1.125%, 1/15/20	3,617,132
	Internet – 2.4%
3,920	Altaba, Inc., zero coupon, 12/1/18	5,909,988
	FireEye, Inc.,
1,000	1.00%, 6/1/35, Ser. A	946,901
2,150	1.625%, 6/1/35, Ser. B	1,983,306
1,200	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)	1,374,257
2,620	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	2,653,790
2,610	Palo Alto Networks, Inc., zero coupon, 7/1/19	3,825,151
	Priceline Group, Inc.,
2,900	0.35%, 6/15/20	4,306,512
3,800	0.90%, 9/15/21	4,567,129
	Twitter, Inc.,
2,080	0.25%, 9/15/19	1,998,628
2,150	1.00%, 9/15/21	2,031,462
1,340	VeriSign, Inc., 4.702%, 8/15/37	4,497,135
1,300	Wayfair, Inc., 0.375%, 9/1/22 (a)(b)	1,445,600
		35,539,859
	Iron/Steel – 0.2%
1,320	Allegheny Technologies, Inc., 4.75%, 7/1/22	2,686,250
	Lodging – 0.3%
2,225	Caesars Entertainment Corp., 5.00%, 10/1/24 (a)	4,684,413
	Machinery-Diversified – 0.1%
1,945	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	2,109,897

January 31, 2018 | Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Media – 1.3%
	DISH Network Corp.,
$3,050	2.375%, 3/15/24 (a)(b)	$2,861,589
7,195	3.375%, 8/15/26	7,658,056
1,600	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,968,195
	Liberty Media Corp.,
2,295	1.00%, 1/30/23 (a)(b)	2,712,139
2,815	1.375%, 10/15/23	3,521,847
		18,721,826
	Metal Fabricate/Hardware – 0.3%
3,110	RTI International Metals, Inc., 1.625%, 10/15/19	3,678,197
	Miscellaneous Manufacturing – 0.2%
2,300	Trinity Industries, Inc., 3.875%, 6/1/36	3,370,093
	Oil, Gas & Consumable Fuels – 0.8%
4,240	Chesapeake Energy Corp., 5.50%, 9/15/26	3,895,216
600	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	597,912
2,000	Nabors Industries, Inc., 0.75%, 1/15/24 (a)(b)	1,612,600
3,000	SM Energy Co., 1.50%, 7/1/21	3,066,699
1,935	Weatherford International Ltd., 5.875%, 7/1/21	2,020,844
		11,193,271
	Pharmaceuticals – 1.1%
1,965	Herbalife Ltd., 2.00%, 8/15/19	2,159,928
	Jazz Investments I Ltd.,
4,030	1.50%, 8/15/24 (a)(b)	3,879,576
3,600	1.875%, 8/15/21	3,702,917
2,100	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (a)(b)	2,831,264
1,945	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (a)(b)	2,248,554
515	TESARO, Inc., 3.00%, 10/1/21	1,063,644
885	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C	797,538
		16,683,421
	Pipelines – 0.2%
4,335	Cheniere Energy, Inc., 4.25%, 3/15/45	3,350,955
	Retail – 0.1%
1,975	RH, zero coupon, 7/15/20 (a)(b)	2,007,125
	Semiconductors – 3.4%
1,655	Advanced Micro Devices, Inc., 2.125%, 9/1/26	3,101,523
	Cypress Semiconductor Corp.,
3,715	2.00%, 2/1/23 (a)(b)	4,024,690
385	4.50%, 1/15/22	547,646
3,910	Intel Corp., 3.25%, 8/1/39	8,980,785
1,000	Lam Research Corp., 1.25%, 5/15/18	3,190,786
11,960	Microchip Technology, Inc., 1.625%, 2/15/27 (a)(b)	14,587,959
5,760	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G	8,803,573
200	Novellus Systems, Inc., 2.625%, 5/15/41	1,139,993
3,275	Silicon Laboratories, Inc., 1.375%, 3/1/22 (a)(b)	3,973,590

46 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
	Semiconductors (continued)
$255	Synaptics, Inc., 0.50%, 6/15/22 (a)(b)	$241,014
1,605	Veeco Instruments, Inc., 2.70%, 1/15/23	1,448,678
		50,040,237
	Software – 2.2%
1,500	Citrix Systems, Inc., 0.50%, 4/15/19	1,990,978
1,945	Evolent Health, Inc., 2.00%, 12/1/21	1,970,528
2,030	Medidata Solutions, Inc., 1.00%, 8/1/18	2,447,088
	Nuance Communications, Inc.,
3,375	1.00%, 12/15/35	3,295,461
1,950	1.25%, 4/1/25 (a)(b)	2,060,795
1,555	Proofpoint, Inc., 0.75%, 6/15/20	2,119,477
2,170	Red Hat, Inc., 0.25%, 10/1/19	3,899,167
2,950	Salesforce.com, Inc., 0.25%, 4/1/18	5,051,607
2,300	ServiceNow, Inc., zero coupon, 11/1/18	4,640,034
3,940	Workday, Inc., 0.25%, 10/1/22 (a)(b)	4,112,399
		31,587,534
	Telecommunications – 1.0%
645	CalAmp Corp., 1.625%, 5/15/20	711,113
3,000	Ciena Corp., 3.75%, 10/15/18	3,497,775
2,795	Finisar Corp., 0.50%, 12/15/36	2,543,075
5,000	Gogo, Inc., 3.75%, 3/1/20	4,383,890
3,770	Viavi Solutions, Inc., 1.00%, 3/1/24 (a)(b)	3,694,559
		14,830,412
	Transportation – 0.4%
2,620	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	2,942,409
2,065	Greenbrier Cos., Inc., 2.875%, 2/1/24 (a)(b)	2,378,820
		5,321,229
Total Convertible Bonds & Notes (cost-$274,837,194)		286,400,982

Shares
Convertible Preferred Stock – 6.3%
	Agriculture – 0.1%
18,080	Bunge Ltd., 4.875% (e)	2,044,743
	Banks – 1.4%
6,455	Bank of America Corp., 7.25%, Ser. L (e)	8,146,210
1,455	Huntington Bancshares, Inc., 8.50%, Ser. A (e)	1,986,458
8,240	Wells Fargo & Co., 7.50%, Ser. L (e)	10,547,200
		20,679,868
	Commercial Services & Supplies – 0.1%
30,390	Stericycle, Inc., 5.25%, 9/15/18	1,790,883
	Diversified Telecommunication Services – 0.1%
110,050	Frontier Communications Corp., 11.125%, 6/29/18, Ser. A	1,403,138
	Electric Utilities – 0.4%
100,000	NextEra Energy, Inc., 6.123%, 9/1/19	5,656,000

January 31, 2018 | Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Shares		Value
	Electronic Equipment, Instruments & Components – 0.2%
19,650	Belden, Inc., 6.75%, 7/15/19	$2,184,490
	Equity Real Estate Investment Trusts (REITs) – 0.7%
5,255	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A (f)	5,907,934
61,055	Welltower, Inc., 6.50%, Ser. I (e)	3,533,253
		9,441,187
	Food & Beverage – 0.2%
15,970	Post Holdings, Inc., 2.50% (e)	2,302,392
	Hand/Machine Tools – 0.3%
37,185	Stanley Black & Decker, Inc., 5.375%, 5/15/20	4,430,593
	Healthcare Providers & Services – 0.6%
135,990	Anthem, Inc., 5.25%, 5/1/18	8,167,559
	Healthcare-Products – 0.5%
108,135	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	6,809,261
	Metal Fabricate/Hardware – 0.2%
49,065	Rexnord Corp., 5.75%, 11/15/19, Ser. A	3,009,156
	Multi-Utilities – 0.2%
32,295	Sempra Energy, 6.00%, 1/15/21, Ser. A	3,229,500
	Oil, Gas & Consumable Fuels – 0.8%
	ATP Oil & Gas Corp., 8.00% (a)(b)(d)(e)(f)(h)
45,100	(acquisition cost-$4,510,000; purchased 9/23/09)	4
90,780	Kinder Morgan, Inc., 9.75%, 10/26/18, Ser. A	3,341,612
213,230	Sanchez Energy Corp., 6.50%, Ser. B (e)	4,567,387
67,125	WPX Energy, Inc., 6.25%, 7/31/18, Ser. A	4,219,477
		12,128,480
	Pharmaceuticals – 0.5%
7,480	Allergan PLC, 5.50%, 3/1/18, Ser. A	4,844,796
6,225	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	2,367,928
		7,212,724
Total Convertible Preferred Stock (cost-$109,252,926)		90,489,974

Principal Amount (000s)
Corporate Bonds & Notes – 0.7%
	Oil, Gas & Consumable Fuels – 0.7%
	Cobalt International Energy, Inc., (c),
$4,647	7.75%, 12/1/23	4,562,773
5,350	11.75%, 12/1/21	5,885,000
Total Corporate Bonds & Notes (cost-$11,070,959)		10,447,773

Units
Warrants (a)(d)(f)(i) – 0.0%
	Commercial Services – 0.0%
97,838	Cenveo, Inc., strike price $12.00, expires 6/10/24 (cost-$0)	4,345

48 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 1.5%
$22,092	State Street Bank and Trust Co., dated 1/31/18, 0.20%, due 2/1/18, proceeds $22,092,123; collateralized by U.S. Treasury Bonds, 2.875%, due 5/15/43, valued at $22,543,457 including accrued interest (cost-$22,092,000)	$22,092,000
Total Investments, before options written (cost-$1,298,602,757) – 100.0%		1,452,576,489
Total Options Written – (0.3)% (premiums received-$1,611,531) (i)(j)(k)		(4,219,263)
Total Investments, net of options written (cost-$1,296,991,226) – 99.7%		1,448,357,226
Other assets less other liabilities – 0.3%		4,228,152
Net Assets – 100.0%		$1,452,585,378

Notes to Schedule of Investments:

(a)    Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $80,721,280, representing 5.6% of net assets.

(b)    144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $76,032,522, representing 5.2% of net assets.

(c)     In default.

(d)    Fair-Valued–Securities with an aggregate value of $155,887, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)     Perpetual maturity. The date shown, if any, is the next call date.

(f)      Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)     All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)    Restricted. The acquisition cost of such security is $4,510,000. The value is $4, representing less than 0.05% of net assets.

(i)        Non-income producing.

(j)       Exchange traded-Chicago Board Options Exchange.

(k)    Exchange traded option contracts outstanding at January 31, 2018:

Options written contracts outstanding at January 31, 2018:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Anthem, Inc.	255.00	USD	2/16/18	(334)	$(33,400)	$(83,166)	$(94,533)	$11,367
Carnival Corp.	69.00	USD	2/2/18	(1,175)	(117,500)	(317,250)	(76,571)	(240,679)
Cisco Systems, Inc.	39.00	USD	2/16/18	(2,175)	(217,500)	(626,400)	(139,197)	(487,203)
Citizens Financial Group, Inc.	45.00	USD	4/20/18	(1,888)	(188,800)	(542,800)	(230,330)	(312,470)
Eaton Corp. PLC	87.00	USD	2/16/18	(900)	(90,000)	(72,000)	(134,961)	62,961
Entergy Corp.	82.50	USD	2/16/18	(874)	(87,400)	(8,740)	(34,959)	26,219
General Dynamics Corp.	210.00	USD	2/16/18	(407)	(40,700)	(549,450)	(89,279)	(460,171)
General Motors Co.	45.00	USD	2/16/18	(1,838)	(183,800)	(56,059)	(94,207)	38,148
Honeywell International, Inc.	160.00	USD	2/16/18	(534)	(53,400)	(109,737)	(47,300)	(62,437)
HP, Inc	25.00	USD	3/2/18	(3,108)	(310,800)	(68,376)	(96,346)	27,970

January 31, 2018 | Annual Report 49

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Johnson & Johnson	145.00	USD	2/16/18	(504)	$(50,400)	$(11,088)	$(37,799)	$26,711
Medtronic PLC	85.00	USD	2/16/18	(887)	(88,700)	(161,434)	(40,801)	(120,633)
MetLife, Inc.	50.00	USD	2/16/18	(1,400)	(140,000)	(65,800)	(66,719)	919
Oracle Corp.	48.00	USD	2/2/18	(1,597)	(159,700)	(548,570)	(55,894)	(492,676)
Pfizer, Inc.	37.50	USD	2/9/18	(2,109)	(210,900)	(35,853)	(33,743)	(2,110)
Quest Diagnostics, Inc.	105.00	USD	2/16/18	(864)	(86,400)	(248,400)	(83,806)	(164,594)
United Technologies Corp.	139.00	USD	2/23/18	(553)	(55,300)	(104,241)	(105,621)	1,380
VF Corp.	80.00	USD	2/9/18	(1,061)	(106,100)	(198,937)	(73,207)	(125,730)
Wal-Mart Stores, Inc.	102.00	USD	2/9/18	(843)	(84,300)	(410,962)	(76,258)	(334,704)
Total options written contracts						$(4,219,263)	$(1,611,531)	$(2,607,732)

(l)             Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/18
Investments in Securities – Assets
Common Stock	$1,043,141,415	$–	$–	$1,043,141,415
Convertible Bonds & Notes: Energy-Alternate Sources	–	2,072,755	151,538	2,224,293
All Other	–	284,176,689	–	284,176,689
Convertible Preferred Stock: Agriculture	–	2,044,743	–	2,044,743
Banks	18,693,410	1,986,458	–	20,679,868
Equity Real Estate Investment Trusts (REITs)	3,533,253	–	5,907,934	9,441,187
Food & Beverage	–	2,302,392	–	2,302,392
Healthcare-Products	–	6,809,261	–	6,809,261
Oil, Gas & Consumable Fuels	7,561,089	4,567,387	4	12,128,480
Pharmaceuticals	4,844,796	2,367,928	–	7,212,724
All Other	29,871,319	–	–	29,871,319
Corporate Bonds & Notes	–	10,447,773	–	10,447,773
Warrants	–	–	4,345	4,345
Repurchase Agreements	–	22,092,000	–	22,092,000
	1,107,645,282	338,867,386	6,063,821	1,452,576,489
Investments in Securities – Liabilities
Options Written: Market Price	(4,219,263)	–	–	(4,219,263)
Totals	$1,103,426,019	$338,867,386	$6,063,821	$1,448,357,226

At January 31, 2018, a security valued at $1,986,458 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange- traded closing price at January 31, 2017, which was not available on January 31, 2018.

50 Annual Report | January 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2018, was as follows:

	Beginning Balance 1/31/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 1/31/18
Investments in Securities – Assets
Convertible Bonds & Notes: Energy-Alternate Sources	$–	$151,538	$–	$1,372	$–	$(1,372)	$–	–	$151,538
Convertible Preferred Stock: Equity Real Estate Investment Trusts (REITs)	–	5,773,763	(238,992)	–	7,792	365,371	–	–	5,907,934
Oil, Gas & Consumable Fuels	–	–	–	–	–	–	4	–	4
Warrants	28,118	–	–	–	–	(23,773)	–	–	4,345
Totals	$28,118	$5,925,301	$(238,992)	$1,372	$7,792	$340,226	$4	–	$6,063,821

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2018:

	Ending Balance at 1/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Warrants	$4,345	Black Scholes Model	Volatility	71%

*                 Transferred out of Level 2 into Level 3 because an evaluated mean price was not available at January 31, 2018.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2018, was $340,226. The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2018:

Location	Market Price
Liability derivatives:
Options written, at value	$(4,219,263)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2018:

Location	Market Price
Net realized loss on:
Options written	$(28,870,288)
Net change in unrealized appreciation/depreciation of:
Options written	$(4,214,589)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2018 was 34,126 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 51

Statements of Assets and Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$363,194,207, $659,149,820 and $1,298,602,757, respectively)	$354,921,386	$673,902,389	$1,452,576,489
Cash	–	417,645	4,102
Receivable for investments sold	8,492,075	5,808,463	10,731,270
Receivable due from broker	–	–	772,487
Interest and dividends receivable	1,990,700	1,492,232	3,237,793
Investments in Affiliated Funds- Trustees Deferred Compensation Plan (see Note 4)	21,064	53,849	126,195
Prepaid expenses and other assets	15,802	8,939	18,654
Total Assets	365,441,027	681,683,517	1,467,466,990

Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	9,146,732	995,623	8,204,146
Payable to custodian for cash overdraft	2,444,840	–	–
Dividends payable to common shareholders	1,715,920	–	–
Loan interest payable	798,937	–	–
Investment management fees payable	286,546	550,312	1,064,740
Call options written, at value (premiums received- $92,107, $475,363 and $1,611,531, respectively)	115,810	607,770	4,219,263
Interest payable on dividends to mandatory redeemable preferred shareholders	106,724	–	–
Trustees Deferred Compensation Plan payable (see Note 4)	21,064	53,849	126,195
Payable due to broker	–	–	772,487
Accrued expenses	422,431	234,490	494,781
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	120,059,004	2,442,044	14,881,612
Net Assets Applicable to Common Shareholders	$245,382,023	$679,241,473	$1,452,585,378

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	250,614,824	671,525,781	1,327,402,207
Dividends in excess of net investment income	(3,068,596)	(762,644)	(87,230)
Accumulated net realized gain (loss)	6,132,216	(6,140,646)	(26,096,547)
Net unrealized appreciation (depreciation)	(8,296,524)	14,618,705	151,366,000
Net Assets Applicable to Common Shareholders	$245,382,023	$679,241,473	$1,452,585,378
Common Shares Issued and Outstanding	10,274,970	27,708,965	94,801,581
Net Asset Value Per Common Share	$23.88	$24.51	$15.32

52 Annual Report | January 31, 2018 | See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Year ended January 31, 2018

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$7,409,699	$3,644,920	$6,380,597
Dividends (net of foreign withholding taxes of $24,255, $35,302 and $619,818, respectively)	3,250,082	14,078,816	35,121,213
Miscellaneous	21,334	359	2,760
Total Investment Income	10,681,115	17,724,095	41,504,570

Expenses:
Investment management	3,340,604	6,194,864	12,482,280
Loan interest	2,509,488	–	–
Interest on dividends to mandatory redeemable preferred shareholders	1,298,444	–	–
Excise tax	166,561	–	–
Custodian and accounting agent	105,996	84,717	209,370
Audit and tax services	82,846	82,469	104,208
Shareholder communications	55,271	94,657	255,869
Legal	44,086	34,403	85,658
Transfer agent	31,318	24,359	24,275
Trustees	13,594	41,761	89,587
New York Stock Exchange listing	12,500	14,201	48,586
Insurance	10,013	17,454	31,653
Miscellaneous	26,772	10,289	64,531
Total Expenses	7,697,493	6,599,174	13,396,017

Net Investment Income	2,983,622	11,124,921	28,108,553

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	22,190,824	36,534,160	88,172,533
Call options written	(611,103)	(3,265,782)	(28,870,288)
Foreign currency transactions	–	–	(646)
Net change in unrealized appreciation/depreciation of:
Investments	19,603,314	80,228,892	80,925,817
Call options written	(42,642)	(177,735)	(4,214,589)
Foreign currency transactions	–	3,716	–
Net realized and change in unrealized gain	41,140,393	113,323,251	136,012,827

Net Increase in Net Assets Resulting from Investment Operations	$44,124,015	$124,448,172	$164,121,380

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 53

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Year ended January 31, 2018	Year ended January 31, 2017
Investment Operations:
Net investment income	$2,983,622	$4,003,036
Net realized gain	21,579,721	17,171,792
Net change in unrealized appreciation/depreciation	19,560,672	26,235,147
Net increase in net assets resulting from investment operations	44,124,015	47,409,975

Dividends and Distributions to Common Shareholders from:
Net investment income	(4,515,790)	(5,346,002)
Net realized gains	(16,075,250)	(15,349,833)
Total dividends and distributions to common shareholders	(20,591,040)	(20,695,835)

Common Share Transactions:
Cost of shares repurchased	–	(6,509,184)
Total increase in net assets	23,532,975	20,204,956

Net Assets:
Beginning of year	221,849,048	201,644,092
End of year*	$245,382,023	$221,849,048
* Including dividends in excess of net investment income of:	$(3,068,596)	$(2,885,000)

Shares Activity:
Shares outstanding, beginning of year	10,274,970	10,661,039
Shares repurchased	–	(386,069)
Shares outstanding, end of year	10,274,970	10,274,970

54 Annual Report | January 31, 2018 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:
	Year ended January 31, 2018	Year ended January 31, 2017
Investment Operations:
Net investment income	$11,124,921	$11,233,451
Net realized gain	33,268,378	16,212,157
Net change in unrealized appreciation/depreciation	80,054,873	60,205,403
Net increase in net assets resulting from investment operations	124,448,172	87,651,011

Dividends and Distributions to Shareholders from:
Net investment income	(11,985,450)	(14,987,688)
Net realized gains	(30,132,177)	(27,129,938)
Total dividends and distributions to shareholders	(42,117,627)	(42,117,626)
Total increase in net assets	82,330,545	45,533,385

Net Assets:
Beginning of year	596,910,928	551,377,543
End of year*	$679,241,473	$596,910,928
* Including dividends in excess of net investment income of:	$(762,644)	$(2,423,770)

Dividend, Interest & Premium Strategy:
	Year ended January 31, 2018	Year ended January 31, 2017
Investment Operations:
Net investment income	$28,108,553	$32,796,080
Net realized gain (loss)	59,301,599	(31,654,348)
Net change in unrealized appreciation/depreciation	76,711,228	219,417,196
Net increase in net assets resulting from investment operations	164,121,380	220,558,928

Dividends and Distributions to Shareholders from:
Net investment income	(28,416,813)	(34,626,028)
Return of capital	(78,234,965)	(79,135,870)
Total dividends and distributions to shareholders	(106,651,778)	(113,761,898)
Total increase in net assets	57,469,602	106,797,030

Net Assets:
Beginning of year	1,395,115,776	1,288,318,746
End of year*	$1,452,585,378	$1,395,115,776
* Including dividends in excess of net investment income of:	$(87,230)	$(5,527,499)

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 55

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Year ended January 31, 2018
Increase (Decrease) in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$44,124,015

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(504,709,621)
Proceeds from sales of long-term investments	523,827,831
Purchases of short-term portfolio investments, net	(6,350,267)
Net change in unrealized appreciation/depreciation	(19,560,672)
Net amortization/accretion on investments	93,004
Net realized gain	(21,579,721)
Increase in payable for investments purchased	6,180,026
Proceeds from sale of written options	742,739
Payments to cover written options	(1,339,552)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(11,804)
Increase in Trustees Deferred Compensation Plan payable	11,804
Increase in receivable for investments sold	(3,690,223)
Decrease in interest and dividends receivable	155,268
Increase in prepaid expenses and other assets	(1,906)
Increase in investment management fees payable	10,234
Increase in accrued expenses	271,958
Decrease in loan interest payable	(23,357)
Net cash provided by operating activities	18,149,756

Cash Flows used for Financing Activities:
Increase in payable to custodian for cash overdraft	2,444,840
Cash dividends paid	(20,594,596)
Net cash used for financing activities	(18,149,756)
Net increase (decrease) in cash	–

Cash:
Beginning of year	–
End of year	$–

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$5,714,518
Cash Paid for Interest	$2,532,845
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$1,302,000

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

56 Annual Report | January 31, 2018 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period:

	Year ended January 31, 2018		Year ended January 31, 2017		For the period May 27, 2015* through January 31, 2016
Net asset value, beginning of period	$21.59		$18.91		$23.88
Investment Operations:
Net investment income (1)	0.29		0.39		0.18
Net realized and change in unrealized gain (loss)	4.00		4.21		(4.09)
Total from investment operations	4.29		4.60		(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.44)		(0.51)		(0.62)
Net realized gains	(1.56)		(1.49)		(0.55)
Total dividends and distributions to common shareholders	(2.00)		(2.00)		(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–		(0.05)
Accretion to net asset value resulting from share repurchases	–		0.08		0.16
Net asset value, end of period	$23.88		$21.59		$18.91
Market price, end of period	$22.40		$19.49		$16.40
Total Investment Return (2)	26.13%		32.56%		(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$245,382		$221,849		$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.36	%(6)	3.48	%(6)	3.26	%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.26	%(6)	2.34	%(6)	2.56	%(3)
Ratio of net investment income to average net assets (5)	1.30	%(6)	1.90	%(6)	1.24	%(3)
Mandatory redeemable preferred shares asset coverage per share	$229		$209		$193
Portfolio turnover rate	154%		196%		149%

*      Commencement of operations.

(1)   Calculated on average common shares outstanding during the period.

(2)   Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(3)   Annualized.

(4)   Interest expense relates to participation in Senior Secured Notes and Margin Loan Financing (See Note 7 and Note 8).

(5)   Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.

(6)   Inclusive of excise tax expense of 0.07% and 0.01% for the years ended January 31, 2018 and January 31, 2017, respectively.

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 57

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$21.54	$19.90	$22.13		$21.79		$20.10
Investment Operations:
Net investment income (4)	0.40	0.41	0.47		0.53		0.56
Net realized and change in unrealized gain (loss)	4.09	2.75	(1.18)		1.13		2.49
Total from investment operations	4.49	3.16	(0.71)		1.66		3.05
Dividends and Distributions to Shareholders from:
Net investment income	(0.43)	(0.54)	(0.41)		(0.63)		(0.92)
Net realized gains	(1.09)	(0.98)	(1.11)		(0.69)		(0.44)
Total dividends and distributions to shareholders	(1.52)	(1.52)	(1.52)		(1.32)		(1.36)
Net asset value, end of year	$24.51	$21.54	$19.90		$22.13	(1)	$21.79
Market price, end of year	$22.08	$19.03	$16.97		$20.01		$18.73
Total Investment Return (2)	24.96%	21.69%	(8.01)%		14.07%		12.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$679,241	$596,911	$551,378		$613,133		$603,786
Ratio of expenses to average net assets	1.07%	1.08%	1.10	%(5)	1.13	%(5)	1.09	%(3)
Ratio of net investment income to average net assets	1.80%	1.94%	2.15	%(5)	2.34	%(5)	2.39	%(3)
Portfolio turnover rate	99%	90%	110%		63%		82%

(1)   Payment from affiliate increased the net asset value by less than $0.01.

(2)   Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)   Inclusive of Reimbursement from Investment Manager of 0.02%.

(4)   Calculated on average shares outstanding during the year.

(5)   Inclusive of excise tax expense of 0.02% and 0.05% for the years ended January 31, 2016 and January 31, 2015, respectively.

58 Annual Report | January 31, 2018 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.72	$13.59	$16.95	$18.19	$17.91
Investment Operations:
Net investment income (4)	0.30	0.35	0.38	0.41	0.49
Net realized and change in unrealized gain (loss)	1.43	1.98	(2.09)	0.15	1.59
Total from investment operations	1.73	2.33	(1.71)	0.56	2.08
Dividends and Distributions to Shareholders from:
Net investment income	(0.30)	(0.37)	(0.39)	(0.65)	(0.54)
Return of capital	(0.83)	(0.83)	(1.26)	(1.15)	(1.26)
Total dividends and distributions to shareholders	(1.13)	(1.20)	(1.65)	(1.80)	(1.80)
Net asset value, end of year	$15.32	$14.72	$13.59	$16.95 (1)	$18.19
Market price, end of year	$13.52	$13.03	$11.50	$15.88	$17.86
Total Investment Return (2)	12.92%	24.60%	(18.68)%	(1.75)%	18.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,452,585	$1,395,116	$1,288,319	$1,606,718	$1,719,489
Ratio of expenses to average net assets	0.97%	1.01%	0.97%	0.96%	0.94	%(3)
Ratio of net investment income to average net assets	2.03%	2.42%	2.41%	2.20%	2.69	%(3)
Portfolio turnover rate	85%	39%	54%	47%	48%

(1)   Payment from Affiliates increased the net asset value by $0.02.

(2)   Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)   Inclusive of Reimbursement from Investment Manager of 0.02%.

(4)   Calculated on average shares outstanding during the year.

See accompanying Notes to Financial Statements | January 31, 2018 | Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, together, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager and during part of the reporting period, NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, served as a sub-adviser to Dividend, Interest & Premium Strategy. On July 1, 2017, NFJ merged with and into AllianzGI U.S. (the “NFJ Merger”). As of July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and Dividend, Interest & Premium Strategy ceased to have a sub-adviser. The NFJ Merger did not result in any change to the manner in which investment management services are provided to the Fund, the personnel responsible for providing investment management services to the Fund or the personnel ultimately responsible for overseeing the provision of such services. The Investment Manager is, and NFJ prior to its merger with and into AllianzGI U.S. on July 1, 2017, was, an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and

60 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund in an attempt to generate gains from option premiums.

Effective June 28, 2017, Dividend, Interest & Premium Strategy may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU 2016-15 is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

January 31, 2018 | Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU 2016-18 is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of each Fund (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee of the Board of each Fund was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if

62 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■         Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■         Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■         Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major

January 31, 2018 | Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various

64 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

January 31, 2018 | Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that

66 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(j) Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

January 31, 2018 | Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

1. Organization and Significant Accounting Policies (continued)

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of January 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline with nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income

68 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

2. Principal Risks (continued)

securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a fund may lose money as a result of movements in interest rates. A fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds

January 31, 2018 | Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

2. Principal Risks (continued)

have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair

70 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

3. Financial Derivative Instruments (continued)

value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager/Sub-Adviser & Deferred Compensation

Investment Manager/Sub-Adviser. Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the

January 31, 2018 | Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

4. Investment Manager/Sub-Adviser & Deferred Compensation (continued)

Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Prior to the NFJ Merger, AllianzGI U.S. retained NFJ as sub-adviser to Dividend, Interest & Premium Strategy, with respect to its equity sleeve only. From and after the NFJ Merger, AllianzGI U.S. has directly provided all advisory services for the Fund.

During the period, the Funds’ primary adviser and not the Fund, paid advisory fees to Dividend, Interest & Premium Strategy’s sub-adviser.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period, chosen by the Trustee, an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

72 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

5. Investments in Securities

For the year ended January 31, 2018, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Diversified Income & Convertible	$504,709,621	$526,386,069
Equity & Convertible Income	597,235,235	653,746,999
Dividend, Interest & Premium Strategy	1,144,070,907	1,242,186,575

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2018			Year ended January 31, 2017
	Ordinary Income (1)	15% Long-Term Capital Gain	Return of Capital	Ordinary Income (1)	15% Long-Term Capital Gain	Return of Capital
Diversified Income & Convertible	$20,591,040	$–	$–	$20,672,856	$22,979	$–
Equity & Convertible Income	42,117,627	–	–	42,117,626	–	–
Dividend, Interest & Premium Strategy	28,416,813	–	$78,234,965	34,626,028	–	$79,135,870

(1) Includes short-term capital gains, if any.

At January 31, 2018, the components of distributable earnings were as follows.

	Ordinary	15% Long-Term Capital	Capital Loss	Post-October Capital Loss (3)
	Income	Gain	Carryforwards (2)	Short-Term	Long-Term
Diversified Income & Convertible	$10,843,789	$21,048	$–	$–	$4,673,669
Equity & Convertible Income	16,391,487	–	17,785,868	–	3,414,050
Dividend, Interest & Premium Strategy	–	–	19,352,201	2,833,949	–

(2)         Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)         Capital losses realized during the period November 1, 2017 through January 31, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

January 31, 2018 | Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

6. Income Tax Information (continued)

At January 31, 2018, capital loss carryforward amounts were:

	No Expiration (4)
	Short-Term	Long-Term
Equity & Convertible Income	$–	$17,785,868
Dividend, Interest & Premium Strategy	19,352,201	–

(4) Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2018, the Funds utilized the following amounts of capital loss carryforwards:

	Post-Enactment Utilized
	Short-Term	Long-Term
Equity & Convertible Income	–	$904,100
Dividend, Interest & Premium Strategy	–	45,645,512

For the year ended January 31, 2018, the following Fund had capital loss carryforwards which expired and were written off as follows:

Expired
Dividend, Interest & Premium Strategy	$157,410,348

For the year ended January 31, 2018, permanent “book-tax” adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par
Diversified Income & Convertible (a)(d)(e)(g)	$1,348,572	$(1,182,011)	$(166,561)
Equity & Convertible Income (a)(d)(h)(j)	2,521,655	(2,521,655)	–
Dividend, Interest & Premium Strategy (a)(b)(c)(d)(f)(i)(j)	5,748,529	153,083,006	(158,831,535)

These permanent “book-tax” differences were primarily attributable to:

(a)    Reclassification of contingent debt

(b)    Capital loss carryforward written-off

(c)     Reclassification from sales of securities with return of capital

(d)    Section 305 sales adjustment

(e)     Non-deductible excise tax paid

(f)      Reclassification due to investments in partnerships

(g)     Treatment of bond premium amortization

(h)    Reclassifications related to investments in Real Estate Investment Trusts (REITs).

(i)        Reclassification of gains and losses from foreign currency transactions

(j)       Adjustment due to convertible preferred securities

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

74 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

6. Income Tax Information (continued)

At January 31, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$364,379,240	$18,651,423	$28,225,087	($9,573,664)
Equity & Convertible Income	659,351,552	76,060,944	62,117,877	13,943,067
Dividend, Interest & Premium Strategy	1,297,801,857	204,939,718	54,384,349	150,555,369

(5) Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals, Section 305 adjustments, basis adjustments from investments in partnerships, return of capital distributions and differing treatment of bond premium amortization.

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. For a portion of its borrowings, Diversified Income & Convertible continues to maintain short-term borrowings under the Margin Loan Financing described in Note 8 at variable interest rates.

Mandatory Redeemable Preferred Shares

At January 31, 2018, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at January 31, 2018:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as interest payable on

January 31, 2018 | Annual Report 75

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

7. Long-Term Financing Arrangements (continued)

dividends to mandatory redeemable preferred shareholders. For the year ended January 31, 2018, Diversified Income & Convertible paid $1,302,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing, including a monthly 225% asset coverage test and a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. If the Fund’s asset coverage is insufficient under either of these tests, it may be required to redeem some or all of the MRPS. No such mandatory redemption had been triggered as of the end of the most recent fiscal period.

Senior Secured Notes

At January 31, 2018, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,970,000 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2018:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

76 Annual Report | January 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

7. Long-term Financing Arrangements (continued)

With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. As of the end of the most recent fiscal period, no such breach had occurred. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At January 31, 2018, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at January 31, 2018, was 2.678%. During the year ended January 31, 2018, the weighted average daily balance was $25,000,000 at the weighted average interest rate of 2.225%. With respect to the margin agreement, loan interest expense of $539,488 is included in the Diversified Income & Convertible’s Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund’s Schedule of Investments.

9. Common Share Repurchase Plan

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the Repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan was intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan remained in effect until 230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund repurchased its common shares in the open market on any trading day when the Fund’s common shares were trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF had not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases were made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares were repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and

January 31, 2018 | Annual Report 77

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2018

9. Common Share Repurchase Plan (continued)

other applicable laws, including Regulation M, repurchased its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan were made by the Fund at a discount to then current NAV of the common shares and therefore were accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may have had the effect of preventing or reducing a significant decline in the market price of the common shares in comparison to their NAV. Effective April 22, 2016, the Common Share Repurchase Plan was discontinued.

10. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund. At January 31, 2018, Advisors Asset Management, Inc. held 5% or more of shares of common stock of Diversified Income & Convertible.

11. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 1, 2018, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable March 1, 2018, to common shareholders of record on February 12, 2018.

On March 1, 2018, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable April 2, 2018 to common shareholders of record on March 12, 2018.

On March 2, 2018, the following quarterly distributions were declared to shareholders, payable March 23, 2018, to shareholders of record on March 12, 2018:

Equity & Convertible Income	$0.380 per share
Dividend, Interest & Premium Strategy	$0.225 per share

There were no other subsequent events identified that require recognition or disclosure.

78 Annual Report | January 31, 2018

Report of Independent Registered Public Accounting Firm

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

To the Board of Trustees and Shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (hereafter collectively referred to as the “Funds”) as of January 31, 2018, for AllianzGI Diversified Income & Convertible Fund the related statements of operations and cash flows for the year ended January 31, 2018 and the statement of changes in net assets applicable to common shareholders for each of the two years in the period ended January 31, 2018, and for AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund the related statements of operations for the year ended January 31, 2018 and the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the Funds’ related notes, and each of the Funds’ financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, for AllianzGI Diversified Income & Convertible Fund the results of its operations and its cash flows for the year ended January 31, 2018 and the changes in its net assets applicable to common shareholders for each of the two years in the period ended January 31, 2018, and for AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund the results of each of their operations for the year ended January 31, 2018 and the changes in each of their net assets for each of the two years in the period ended January 31, 2018, and each of the Funds’ financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

January 31, 2018 | Annual Report 79

Report of Independent Registered Public Accounting Firm (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, NY
March 26, 2018

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

80 Annual Report | January 31, 2018

Tax Information (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2018, are designated as “qualified dividend income” (or the maximum amount allowable):

Diversified Income & Convertible	10.64%
Equity & Convertible Income	29.66%
Dividend, Interest & Premium Strategy	100.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2018, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Diversified Income & Convertible	9.30%
Equity & Convertible Income	28.43%
Dividend, Interest & Premium Strategy	99.27%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2018. In January 2019, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2018. The amount that will be reported will be the amount to use on the shareholders’ 2018 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2018. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

January 31, 2018 | Annual Report 81

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their annual meeting of shareholders on July 13, 2017. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Re-election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2017-2018 fiscal year	10,350,768	106,726

Election of F. Ford Drummond – Class I to serve until the annual meeting for the 2017-2018 fiscal year	10,349,967	107,527

Election of James S. MacLeod – Class I to serve until the annual meeting for the 2017-2018 fiscal year	10,351,085	106,409

Re-election of James A. Jacobson – Class II to serve until the annual meeting for the 2017-2018 fiscal year*	1,200,000	–

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis, Barbara R. Claussen** and Messrs. Davey S. Scoon, Bradford K. Gallagher, Hans W. Kertess, William B. Odgen, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†         Interested Trustee

*         Mr. Jacobson was elected by preferred shareholders voting as a separate class. All other trustees of Diversified Income & Convertible were elected by common and preferred shareholders voting together as a single class.

**  Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Fund and Erick R. Holt was appointed as a Class III Trustee of the Fund. Mr. Holt is an “interested person” of the Fund, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,914,013	1,669,797

Election of William B. Odgen, IV – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,906,845	1,676,965

Election of Alan Rappaport – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,986,609	1,597,201

Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,889,524	1,694,286

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Barbara R Claussen*, Deborah A. DeCotis and Messrs. F. Ford Drummond, A. Douglas Eu, Bradford K. Gallagher, James A. Jacobson and James S. MacLeod continued to serve as Trustees of the Fund.

*         Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Fund and Erick R. Holt was appointed as a Class III Trustee of the Fund. Mr. Holt is an “interested person” of the Fund, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

82 Annual Report | January 31, 2018

Annual Shareholder Meeting Results (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of F. Ford Drummond – Class I to serve until the annual meeting for the 2017-2018 fiscal year	82,595,842	1,711,352

Election of Alan Rappaport – Class I to serve until the annual meeting for the 2017-2018 fiscal year	82,586,972	1,720,222

Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2017-2018 fiscal year	82,553,972	1,753,222

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Barbara R. Claussen*, Deborah A. DeCotis and Messrs. A. Douglas Eu, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod and William B. Odgen, IV continued to serve as Trustees of the Fund.

*         Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Fund and Erick R. Holt was appointed as a Class II Trustee of the Fund. Mr. Holt is an “interested person” of the Fund, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

January 31, 2018 | Annual Report 83

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Changes in Investment Policy:

Effective June 14, 2017, Dividend, Interest & Premium Strategy adopted the following investment policy, which permits the Fund to invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”):

The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

Information regarding master limited partnerships and the risks related to investments in master limited partnerships is included below.

Master Limited Partnerships

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. A Fund’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, or in the financial sector, may be held through MLPs. While MLPs often own or own interests in properties or businesses that are related to oil and gas industries or financials, MLPs may invest in other types of industries, or in credit related investments. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a regulated investment company under the U.S. Internal Revenue Code of 1986, a Fund is not permitted to have more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Additionally, while MLPs are typically treated as partnerships for U.S. federal income

84 Annual Report | January 31, 2018

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

tax purposes, changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.

MLP securities may include, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Master Limited Partnership Risk

Equity securities of MLPs are generally listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also generally subject to the risks associated with “high yield” investments. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns and may decline in value. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.

January 31, 2018 | Annual Report 85

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Effective October 10, 2017, Dividend, Interest & Premium Strategy rescinded its non-fundamental policy regarding written call options on equity indices and adopted a new non-fundamental policy of writing (selling) covered call options on individual stocks held in the Fund’s Equity Component. The newly adopted non-fundamental policy of the Fund with respect to writing call options is set forth below:

The Fund normally employs a strategy of writing (selling) covered call options on the stocks held in the Fund’s Equity Component (the “Option Strategy”). It is expected that the Fund ordinarily will write call options on some or all of the individual stocks held in the Equity Component, depending on market conditions and other factors, and with respect to generally 70% or less of the value of each position. As the Fund writes covered call options over more of its equity portfolio, its ability to benefit from capital appreciation of its common stock holdings in the Equity Component becomes more limited. The extent of the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Fund’s shareholders. However, there is no assurance that the Option Strategy will achieve its objective.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund either the underlying security or any appreciation in the value of the underlying security above the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its Equity Component.

As part of the Option Strategy, the Fund will generally write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call

86 Annual Report | January 31, 2018

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

options (i.e., with a strike price below the market value of the underlying security). The Fund will typically only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual securities will ordinarily be covered by the Fund holding the underlying security in its portfolio throughout the term of the option. The Fund will generally not write options with respect to individual equity securities (other than ETFs, as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund will normally cover any options on equity indexes and ETFs either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which generally is taxable to individual shareholders at the lower rates applicable to long-term capital gain).

Certain risks associated with the Dividend, Interest & Premium Strategy’s new policy are set for the below:

The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its Option Strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its Equity Component, the

January 31, 2018 | Annual Report 87

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Fund’s ability to benefit from capital appreciation of its common stock holdings becomes more limited.

Effective January 22, 2018, Diversified Income & Convertible revised its non-fundamental policy regarding written call options. Under the preexisting policy, covered call options were to be written on “approximately 30% to 80% of the Fund’s common stocks,” while the revised policy contemplates options written on “up to 80% of the Fund’s common stocks.” Certain additional changes were also implemented. The newly adopted non-fundamental policy of the Fund with respect to writing call options is set forth below:

The Fund expects to normally employ a strategy of writing (selling) covered call options on the stocks held in its portfolio (the “Option Strategy”). The Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to up to approximately 70% of the value of each position. The Fund will normally write covered call options on up to 80% of the Fund’s common stocks, with the percentage varying from time to time, depending on market conditions and other factors. The Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors, and the Fund may determine not to employ the Option Strategy at all during certain periods.

88 Annual Report | January 31, 2018

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal

January 31, 2018 | Annual Report 89

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included

90 Annual Report | January 31, 2018

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy/

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related

January 31, 2018 | Annual Report 91

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

92 Annual Report | January 31, 2018

Dividend Reinvestment Plan (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the

January 31, 2018 | Annual Report 93

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends

94 Annual Report | January 31, 2018

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

January 31, 2018 | Annual Report 95

Board of Trustees (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address* and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees (1)
Davey S. Scoon 1946 Chairman of the Board of Trustees	NIE & NFJ Since June 2015 ACV Since April 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011).	66

Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

Deborah A. DeCotis 1952	NIE & NFJ Since March 2011 ACV Since April 2015	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014).	92	None.
F. Ford Drummond 1962	NIE & NFJ Since June 2015 ACV Since April 2015	Owner/Operator, Drummond Ranch; and Chairman, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	66	Director, Bancfirst Corporation.
Bradford K. Gallagher 1944	NIE & NFJ Since September 2010 ACV Since April 2015	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	92	None
James A. Jacobson 1945	NIE & NFJ Since December 2009 ACV Since April 2015	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

96 Annual Report | January 31, 2018

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address* and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Hans W. Kertess 1939	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None.
James S. MacLeod 1947	NIE & NFJ Since June 2015 ACV Since April 2015	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa. Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	66	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.
William B. Ogden, IV 1945	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None.
Alan Rappaport 1953	NIE & NFJ Since June 2010 ACV Since April 2015	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).	92	None.
Interested Trustees (1)

A. Douglas Eu (2) 1961	NIE, NFJ & ACV Since April 2016	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	66	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

January 31, 2018 | Annual Report 97

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address* and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Erick R. Holt (2) 1952	NIE, NFJ & ACV Since December 2017	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006-December 2017) of Allianz Asset Management GmbH.	66	None.

*                 Unless otherwise indicated, the business address of the persons listed is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

(1)    “Independent Trustees” are those Trustees who are not “Interested Persons”, as defined in Section 2(a)(19) of the 1940 Act, and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)    Mr. Eu and Mr. Holt are “Interested Persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

98 Annual Report | January 31, 2018

Fund Officers (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	NIE, NFJ & ACV April 2016 to present

Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. and President and Chief Executive Officer of 66 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	NIE 2/2007 to present NFJ 2/2005 to present ACV 5/2015 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 66 funds in the Fund Complex and of The Korea Fund, Inc.
Angela Borreggine Secretary and Chief Legal Officer 1964	NIE, NFJ & ACV April 2016 to present

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 66 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA Chief Compliance Officer 600 West Broadway San Diego, CA 92101 1975	NIE & NFJ 6/2013 to present ACV 5/2015 to present

Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 66 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	NIE & NFJ 5/2008 to present ACV 5/2015 to present	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 66 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	NIE & NFJ 1/2011 to present ACV 5/2015 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 66 funds in the Fund Complex and of The Korea Fund, Inc.
Scott Whisten Assistant Treasurer 1971	NIE & NFJ 1/2007 to present ACV 5/2015 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 66 funds in the Fund Complex.
Debra Rubano Assistant Secretary 1975	NIE, NFJ & ACV 12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 66 funds in the Fund Complex.

January 31, 2018 | Annual Report 99

Fund Officers (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Craig Ruckman Assistant Secretary 1977	NIE, NFJ & ACV 12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 66 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

*            Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

100 Annual Report | January 31, 2018

Trustees

Davey S. Scoon
Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Fund Officers

Thomas J. Fuccillo
President and Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial and Accounting Officer

Angela Borreggine
Chief Legal Officer and Secretary

Thomas L. Harter, CFA
Chief Compliance Officer

Scott Whisten
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Debra Rubano
Assistant Secretary

Craig Ruckman
Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

419207

Allianz Global Investors Distributors LLC	AZ601AR_013118

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, each a member of the Board’s Audit Oversight Committee, is an “audit committee financial expert,” and that each is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,581 in 2017 and $71,518 in 2018.

b) Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $15,696 in 2017 and $16,167 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, to the Fund as well as to the Fund’s investment manager or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Fund. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors U.S. LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2017 Reporting Period was $4,600,230 and the 2018 Reporting Period was $3,766,873.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, David S. Scoon and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Trust.

2.                                      Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.                                      The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.                                      AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”) Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines set forth AllianzGI US’s policies and procedures with regards to proxy voting and reflect AllianzGI US’s general voting positions on specific corporate governance issues. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act. AllianzGI has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider offers a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.

The Proxy Guidelines also provide for oversight of the proxy voting process by a proxy committee comprised of senior representatives from various functions within the organization (“Proxy Committee”). The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Under certain circumstances, AllianzGI US may not vote proxies in accordance with the standard positions denoted in to the Proxy Guidelines, for example if: (1) the Proxy Guidelines do not cover potential voting issues, (2) AllianzGI US determines there may be a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting and (3) the Proxy Committee has determined that voting otherwise would be in the best interests of AllianzGI US’s clients . In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft- Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified on a timely basis by the client’s custodian.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non- discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US typically votes proxies as part of its discretionary authority to manage Wrap Program accounts, unless a client has indicated to the Sponsor that it has explicitly reserved the authority to vote proxies for itself. AllianzGI US will generally vote all proxies sent to it by the Sponsor on an aggregate basis. When AllianzGI US votes proxies on an aggregate basis, the proxy voting records are generally available only on an aggregate level and are not maintained on an individual account basis.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 6, 2018, the following individuals have primary responsibility for the day-to-day implementation of the AllianzGI Equity & Convertible Income Fund (“NIE” or the “Fund”):

Douglas G. Forsyth, CFA
Managing Director, Chief Investment Officer, US Income & Growth Strategies

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 26 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

Justin Kass, CFA
Managing Director, Portfolio Manager

Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has 20 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

Michael E. Yee

Managing Director, Portfolio Manager

Mr. Yee is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1995. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Yee was previously an analyst for the Global and Systematic team. He has 24 years of investment-industry experience. Before joining the firm, Mr. Yee was a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2018 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
Portfolio Managers	#	AUM($million)	#	AUM($million)		#	AUM($million)

Douglas G. Forsyth, CFA	10	9,398	10	873	*	35	34,930	**
Justin Kass, CFA	8	6,926	5	530		22	30,671
Michael E. Yee	8	6,926	5	530		22	30,671

*       Of the Other Accounts, two accounts totaling $169 million in assets pay an advisory fee that is based on the performance of the accounts.

**     Of the Other Pooled Investment Vehicles, four accounts totaling $1,417 million pay an advisory fee that is based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with

(i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

Compensation Structure for AllianzGI US

As of January 31, 2018 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth and Structured Products is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2018.

AllianzGI Equity & Convertible Income Fund

PM Ownership
Douglas G. Forsyth	Over $100,000
Justin Kass	None
Michael E. Yee	$10,001–$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Equity & Convertible Income Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	April 6, 2018

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	April 6, 2018

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 6, 2018